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Exhibit 10.1

Legal Life Plans, Inc.

PRIVATE PLACEMENT MEMORANDUM

ACCREDITED OR NON - U.S. INVESTORS ONLY

UP TO

$9,500,000

38,000,000 SHARES OF COMMON STOCK OFFERED FOR $0.25 PER SHARE

This updated Private Placement Memorandum (this “Memorandum”) relates to the private offering (the “Offering”) of shares (“Shares”) of Common Stock of LEGAL LIFE PLANS, INC. (“Legal Life Plans” or the “Company”), a Delaware corporation.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND ANY INVESTMENT IN THE SECURITIES OF THE COMPANY INVOLVES A HIGH DEGREE OF RISK. INVESTORS MUST BE PREPARED TO BEAR THE ECONOMIC RISKS OF ANY INVESTMENT IN THE COMPANY FOR AN INDEFINITE PERIOD AND BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT. SEE “RISK FACTORS” FOR A DISCUSSION OF CERTAIN FACTORS TO BE CONSIDERED BY PROSPECTIVE INVESTORS.

NO ARRANGEMENTS HAVE BEEN MADE TO PLACE SUBSCRIPTION PROCEEDS IN ESCROW OR ANY SIMILAR ARRANGEMENT. THERE IS NO MINIMUM NUMBER OF SHARES THAT HAVE TO BE SOLD BEFORE THE COMPANY MAY BEGIN UTILIZING THE NET PROCEEDS THEREFROM IN ACCORDANCE WITH THIS MEMORANDUM.

THE SHARES ARE NOT AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR ANY STATE OR FOREIGN REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY ON THIS MEMORANDUM OR ENDORSED THE MERITS OF THIS OFFERING, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES ARE OFFERED PURSUANT TO EXEMPTIONS PROVIDED UNDER REGULATIONS “D” AND “S” AS PROMULGATED UNDER THE ACT AND ARE ONLY AVAILABLE FOR PURCHASE TO INVESTORS WHO ARE EITHER “ACCREDITED INVESTORS” OR WHO ARE NOT “U.S. PERSONS” AS DEFINED UNDER THE ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

	Purchase Price	Underwriting Discounts and Commissions(1)	Estimated Proceeds to the Issuer(2)
Per Share	$0.25	$0.025	$0.225
Total Maximum	$9,500,000.00	$950,000.00	$8,550,000.00

(1) The Company may engage a licensed broker-dealer as its placement agent in connection with this Offering. The placement agent may charge up to 10% for each subscription.

(2) The net proceeds shown in the table above are stated before deduction of the gross proceeds of the Offering for legal, accounting, printing, travel, and other expenses incurred by the Company in connection with this Offering and the sale of the Shares. These costs are outlined in the USE OF PROCEEDS section of this Memorandum.

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Legal Life Plans, Inc.

The date of this Memorandum is January 2013

The Shares are being offered by the Company subject to prior sale and acceptance by the Company and subject to the Company's right to reject any investment in whole or in part.

Issued To: ____________________________________ Date ________	Book No. _____

The Shares are being offered and sold in compliance with Rule 506 of Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”), each as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”). Therefore, to purchase Shares in this Offering, you (or any beneficial person for whom you are acting) must be either (i) an “accredited investor” (as defined in Regulation D), or (ii) acquiring the Shares in an offshore transaction outside of the United States and not a U.S. Person (as defined by Regulation S) and, in each case, meet the other suitability requirements set forth herein under the caption “Investor Suitability Requirements” as well as in the subscription documents attached hereto.

THIS MEMORANDUM IS CONFIDENTIAL AND IS BEING FURNISHED BY THE COMPANY TO PROSPECTIVE INVESTORS IN CONNECTION WITH THE OFFERING OF THE SHARES EXEMPT FROM REGISTRATION UNDER THE ACT SOLELY FOR SUCH INVESTORS’ CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE COMPANY, SUCH PERSONS WILL NOT RELEASE THIS DOCUMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTION OF OR USE THIS MEMORANDUM FOR ANY PURPOSE OTHER THAN AN EVALUATION OF A POTENTIAL INVESTMENT IN THE COMPANY. THIS MEMORANDUM IS INDIVIDUALLY DIRECTED TO EACH PROSPECTIVE INVESTOR AND DOES NOT CONSTITUTE AN OFFER TO ANY OTHER PERSON OR TO THE PUBLIC GENERALLY TO SUBSCRIBE FOR OR OTHERWISE ACQUIRE SECURITIES OF THE COMPANY. DISTRIBUTION OF THIS MEMORANDUM TO ANY PERSON OTHER THAN THE PROSPECTIVE INVESTOR TO WHOM THIS MEMORANDUM WAS DIRECTED, AND THOSE PERSONS, IF ANY, RETAINED TO ADVISE SUCH PROSPECTIVE INVESTOR WITH RESPECT THERETO, IS UNAUTHORIZED, AND ANY DISCLOSURE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED.

THE INFORMATION PRESENTED HEREIN WAS PREPARED BY THE COMPANY AND IS BEING FURNISHED BY THE COMPANY SOLELY FOR USE BY PROSPECTIVE INVESTORS IN CONNECTION WITH THE OFFERING. NOTHING CONTAINED HEREIN IS, OR SHOULD BE RELIED

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ON AS, A PROMISE OR REPRESENTATION AS TO THE FUTURE PERFORMANCE OF THE COMPANY.

A PROSPECTIVE INVESTOR, BY ACCEPTING DELIVERY OF THIS MEMORANDUM, AGREES PROMPTLY TO RETURN TO THE COMPANY THIS MEMORANDUM AND ANY OTHER DOCUMENTS OR INFORMATION FURNISHED IF THE PROSPECTIVE INVESTOR ELECTS NOT TO PURCHASE ANY OF THE SHARES OFFERED HEREBY OR IF THE OFFERING IS TERMINATED OR WITHDRAWN.

THIS MEMORANDUM DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN INVESTIGATING THE COMPANY. EACH INVESTOR MUST CONDUCT AND RELY ON ITS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SECURITIES OF THE COMPANY (SEE “RISK FACTORS”). CERTAIN PROVISIONS OF VARIOUS DOCUMENTS ARE SUMMARIZED IN THIS MEMORANDUM, BUT PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT SUCH SUMMARIES ARE COMPLETE. SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF SUCH DOCUMENTS.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SHARES IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. EXCEPT AS OTHERWISE INDICATED, THIS MEMORANDUM SPEAKS AS OF THE DATE HEREOF. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

EACH INVESTOR MUST COMPLY WITH ALL LAWS AND REGULATIONS APPLICABLE TO THE INVESTOR IN FORCE IN ANY JURISDICTION IN WHICH THE SECURITIES OFFERED HEREIN ARE OFFERED OR IN WHICH THE INVESTOR PURCHASES SUCH SECURITIES OR POSSESSES THIS MEMORANDUM, AND EACH INVESTOR MUST OBTAIN ANY CONSENT, APPROVAL OR PERMISSION REQUIRED TO BE OBTAINED FOR THE PURCHASE, OFFER OR SALE OF SUCH SECURITIES UNDER THE LAWS AND REGULATIONS APPLICABLE TO THE INVESTOR IN FORCE IN ANY JURISDICTION IN WHICH SUCH SECURITIES ARE OFFERED OR IN

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WHICH THE INVESTOR PURCHASES SUCH SECURITIES OR POSSESSES THIS MEMORANDUM. THE COMPANY SHALL NOT HAVE ANY RESPONSIBILITY THEREFOR.

THE SHARES ARE BEING OFFERED ONLY TO PROSPECTIVE INVESTORS WHO QUALIFY AS (I) ACCREDITED INVESTORS UNDER REGULATION D OR (II) ARE OUTSIDE THE UNITED STATES AND ARE NOT U.S. PERSONS (AS DEFINED) UNDER REGULATION S. BECAUSE THE SHARES ARE BEING OFFERED TO ACCREDITED INVESTORS, THIS MEMORANDUM MAY NOT CONTAIN ALL INFORMATION THAT WOULD BE REQUIRED TO BE DISCLOSED UNDER APPLICABLE LAWS AND REGULATIONS IF THE OFFERING WAS MADE TO PERSONS OTHER THAN ACCREDITED INVESTORS, NOR DOES IT PURPORT TO CONTAIN ALL INFORMATION THAT YOU MAY DESIRE IN INVESTIGATING THE COMPANY OR FOR MAKING AN INVESTMENT DECISION.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OTHER THAN THAT CONTAINED IN THIS MEMORANDUM, OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THE COMPANY DISCLAIMS ANY AND ALL OMISSIONS FROM THIS MEMORANDUM OR ANY OTHER WRITTEN OR ORAL COMMUNICATION TRANSMITTED OR MADE AVAILABLE TO THE RECIPIENT. EACH INVESTOR WILL BE ENTITLED TO RELY SOLELY ON THOSE REPRESENTATIONS AND WARRANTIES THAT MAY BE MADE TO SUCH INVESTOR IN ANY FINAL PURCHASE AGREEMENT RELATING TO THE SHARES.

CERTAIN OF THE DOCUMENTS DESCRIBED IN THIS MEMORANDUM ARE CURRENTLY IN THE PROCESS OF NEGOTIATION AND HAVE NOT BEEN FINALIZED. THE DESCRIPTIONS OF SUCH DOCUMENTS CONTAINED HEREIN ARE SUBJECT TO THE FINAL VERSIONS OF SUCH DOCUMENTS, WHICH WILL BE AVAILABLE FOR REVIEW PRIOR TO THE CONSUMMATION OF THE OFFERING.

INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, BUSINESS OR TAX ADVICE. EACH INVESTOR SHOULD CONSULT SUCH INVESTOR’S OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS, TAX AND RELATED MATTERS CONCERNING THIS OFFERING.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE

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OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED AND NOT ON ANY REPRESENTATION MADE OR ALLEGED TO HAVE BEEN MADE BY THE COMPANY. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION AND FOR ANY REASON WHATSOEVER, TO MODIFY, AMEND AND/OR WITHDRAW ALL OR A PORTION OF THE OFFERING AND/OR TO ACCEPT OR REJECT IN WHOLE OR IN PART ANY PROSPECTIVE INVESTMENT IN THE SHARES OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE AMOUNT OF SHARES THAT SUCH INVESTOR DESIRES TO PURCHASE. THE COMPANY SHALL NOT HAVE ANY LIABILITY WHATSOEVER TO ANY OFFEREE AND/OR INVESTOR IN THE EVENT THAT ANY OF THE FOREGOING SHALL OCCUR.

IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING SHARES TO SATISFY ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS. THE SHARES ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 OF THE SECURITIES ACT AND MAY BE RESOLD OR TRANSFERRED ONLY IN ACCORDANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR UNDER AN EFFECTIVE REGISTRATION STATEMENT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE SHARES HAVE NOT BEEN APPROVED NOR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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FOR UNITED KINGDOM RESIDENTS ONLY:

THIS MEMORANDUM OUTLINES PROPOSALS FOR THE ISSUE OF SECURITIES OF THE COMPANY AND IS BEING CIRCULATED IN THE UNITED KINGDOM, ONLY TO PERSONS WHO FALL WITHIN ANY OF THE FOLLOWING CATEGORIES:

(1) ‘INVESTMENT PROFESSIONALS’ FOR THE PURPOSES OF ARTICLE 19 OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2001 (ORDER); OR

(2) ‘HIGH NET WORTH BODIES CORPORATE, UNINCORPORATED ASSOCIATIONS, PARTNERSHIPS’, OR A ‘HIGH VALUE TRUST’ FOR THE PURPOSES OF ARTICLE 49 OF THE ORDER OR ANY PERSON ACTING IN THE CAPACITY OF DIRECTOR, OFFICER OR EMPLOYEE OF SUCH AN ENTITY WHEN SO ACTING INVOLVES HIM IN THAT ENTITY’S ENGAGING IN INVESTMENT ACTIVITY.

THIS MEMORANDUM IS EXEMPT FROM THE GENERAL RESTRICTION IN SECTION 21 OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (ACT) ON THE COMMUNICATION OF INVITATIONS OR INDUCEMENTS TO ENGAGE IN INVESTMENT ACTIVITY ON THE GROUNDS THAT IT IS ONLY MADE TO PERSONS FALLING INTO CATEGORIES 1 AND 2 ABOVE.

A PERSON FALLING INTO CATEGORY 1 IS ANY PERSON HAVING PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS, AND ANY INVESTMENT ACTIVITY, TO WHICH THIS DOCUMENT RELATES.

A PERSON FALLING INTO CATEGORY 2 IS:

(1) ANY BODY CORPORATE WHICH HAS A CALLED UP SHARE CAPITAL OR NET ASSETS OF:

(i) IN THE CASE OF A BODY CORPORATE WHICH HAS MORE THAN 20 MEMBERS, OR IS A SUBSIDIARY UNDERTAKING OF A PARENT UNDERTAKING WHICH HAS MORE THAN 20 MEMBERS, NOT LESS THAN £500,000; OR

(ii) IN THE CASE OF ANY OTHER BODY CORPORATE, NOT LESS THAN £5 MILLION;

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(2) ANY UNINCORPORATED ASSOCIATION OR PARTNERSHIP WHICH HAS NET ASSETS OF NOT LESS THAN £5 MILLION; OR

(3) THE TRUSTEE OF A HIGH VALUE TRUST, BEING A TRUST WHERE THE AGGREGATE VALUE OF THE CASH AND INVESTMENTS WHICH FORM PART OF THE TRUST’S ASSETS, BEFORE DEDUCTING THE AMOUNT OF ITS LIABILITIES, IS £10 MILLION OR MORE, OR HAS BEEN £10 MILLION OR MORE DURING THE 12 MONTHS PRECEDING THE DATE OF THIS MEMORANDUM.

NO PERSON OTHER THAN A PERSON FALLING INTO EITHER OF THE CATEGORIES ABOVE SHOULD PLACE ANY RELIANCE ON THIS MEMORANDUM. THE COMPANY WILL NOT ENGAGE IN ANY CORRESPONDENCE OR INVESTMENT ACTIVITY WITH PERSONS NOT FALLING INTO ONE OF THE ABOVE CATEGORIES.

THIS MEMORANDUM IS NOT A PROSPECTUS FOR THE PURPOSES OF THE PUBLIC OFFER OF SECURITIES REGULATIONS 1995.

THIS MEMORANDUM HAS BEEN PREPARED BY THE DIRECTORS OF THE COMPANY AND EACH OF THE DIRECTORS HAS TAKEN REASONABLE CARE THAT THE FACTS STATED IN IT ARE TRUE AND ACCURATE IN ALL MATERIAL RESPECTS, THAT THE STATEMENTS IN IT ARE FAIR AND REASONABLE AND THAT THERE ARE NO OTHER FACTS, THE OMISSION OF WHICH WOULD MAKE MISLEADING ANY STATEMENT IN THIS MEMORANDUM, WHETHER OF FACT OR OPINION.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OF, OR AN INVITATION TO, THE PUBLIC TO SUBSCRIBE FOR THE PURCHASE OF ANY OF THE SECURITIES.

EACH INVESTOR SEVERALLY REPERESENTS AND AGREES THAT: (i) IT HAS NOT OFFERED OR SOLD AND PRIOR TO THE DATE SIX MONTHS AFTER THE DATE OF ISSUANCE OF THE SHARES WILL NOT OFFER OR SELL, ANY OF THE SECURITIES ACQUIRED HEREBY TO PERSONS IN THE UNITED KINGDOM, EXCEPT TO PERSONS WHOSE ORDINARY ACTIVITIES INVOLVE THEM IN ACQUIRING, HOLDING, MANAGING OR DISPOSING OF INVESTMENTS (AS PRINCIPAL OR AGENT) FOR THE PURPOSE OF THEIR BUSINESSES OR OTHERWISE IN CIRCUMSTANCES WHICH HAVE NOT RESULTED AND WILL NOT RESULT IN AN OFFER TO

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THE PUBLIC IN THE UNITED KINGDOM WITHIN THE MEANING OF THE PUBLIC OFFERS OF SECURITIES REGULATION 1995; (ii) IT HAS COMPLIED AND WILL COMPLY WITH ALL APPLICABLE PROVISIONS OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 WITH RESPECT TO ANYTHING DONE IN RELATION TO THE SHARES, IN FROM AND OTHERWISE INVOLVING THE UNITED KINGDOM; AND (iii) IT HAS ONLY ISSUED OR PASSED ON AND WILL ONLY ISSUE OR PASS ON IN THE UNITED KINGDOM ANY DOCUMENT RECEIVED IN CONNECTION WITH THE ISSUANCE OF THE SHARES TO A PERSON WHO IS OF A KIND DESCRIBED IN ARTICLE 11(3) OF THE FINANCIAL SERVICES ACT 1986 (INVESTMENT ADVERTISEMENTS) (EXEMPTIONS) ORDER 1996 OR IS A PERSON TO WHOM THE DOCUMENT MAY OTHERWISE LAWFULLY BE ISSUED OR PASSED ON.

FORWARD LOOKING STATEMENTS

Certain statements in this Memorandum INCLUDING BUT NOT LIMITED TO STATEMENTS, ESTIMATES AND PROJECTIONS OF FUTURE TRENDS AND OF THE ANTICIPATED FUTURE PERFORMANCE OF THE COMPANY constitute "forward-looking statements" within the meaning of section 27A of the act, including, without limitation, statements regarding the company’s expectations, beliefs, or future strategies that are signified by the words “expects,” “anticipates,” “intends,” “believes,” or similar language. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the company, or industry results, to differ materially from any future results, performance or achievement implied by such forward-looking statements. prospective investors should carefully consider the information set forth below under the heading “risk factors” in addition to the other information set forth herein.

Statements in this Memorandum that are forward-looking AND involve numerous risks and uncertainties that could cause actual results to differ materially from expected results are based on the company's current beliefs AND ASSUMPTIONS regarding a large number of factors affecting its business. Actual results may differ materially from expected results. There can be no assurance that (i) the company has correctly measured or identified all of the factors affecting its business or the extent of their likely

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impact, (ii) the publicly available information with respect to these factors on which the company's analysis is based is complete or accurate, (iii) the company's analysis is correct or (iv) the company's strategy, which is based in part on this analysis, will be successful.

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SUMMARY OF THE OFFERING

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Memorandum.

ISSUER	Legal Life Plans, Inc., [LLFP, the “Company” or Legal Life Plans] a corporation organized under the laws of the state of Delaware will offer comprehensive legal reimbursement cost insurance plans to individual consumer and employer and/or affinity/association groups, for a monthly membership fee. The Company will also focus on providing overseas Filipino workers with a legal & death benefit plan. (See THE COMPANY)
SECURITIES OFFERED	Up to 38,000,000 shares of common stock of the Company(See TERMS OF THE OFFERING)
OFFERING PRICE	$0.25 per share of common stock.
MINIMUM PURCHASE	No minimum
INVESTOR SUITABILITY	A purchase of the Shares is limited to investors who are either “accredited investors” or are not “U.S. Persons” as defined pursuant to the United States Securities Act of 1933 (“Securities Act”)
OFFERING NOT EXCLUSIVE	The Shares offered hereby are not the exclusive means by which the Company may issue its securities in exchange for cash, property, services, forgiveness of debt, or otherwise and any such issuances may likely be made on terms and conditions substantially more favorable than the terms of this Offering

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RESTRICTED SECURITIES	The Shares are not being registered with the United States Securities and Exchange Commission (“SEC”) or under applicable state law registration requirements and are therefore considered “restricted securities” under the Securities Act. Accordingly, the Securities may not be offered, sold, or otherwise transferred except in compliance with applicable federal and state law. The Company expects that Rule 144, promulgated by the SEC under the Securities Act, which provides an exemption from SEC registration for certain limited, routine sales of unregistered securities, will be available to investors seeking to transfer or dispose of the Securities, but cannot guarantee that this exemption will be available or that the Securities or the Company will otherwise qualify under the Rule. Accordingly, investors may be required to bear the economic risk of investing in the Shares for an indefinite period of time unless the Shares or the underlying Securities are registered pursuant to the Securities Act or, in the opinion of counsel in the form and substance satisfactory to the Company, another exemption from the registration requirements of the SEC is available.
SUBSCRIPTION PROCESS	The Offering will be managed by the Company and the Shares may be offered and sold by a Placement Agent. The Company, at its discretion, may accept or reject any subscription in whole or in part. Potential purchasers should deliver executed subscription documents and payment for Shares to the Company prior to May 2013, or such later date as the Company may designate

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SECURITIES OUTSTANDING

The Company is authorized to issue 500,000,000 shares of common stock and 20,000,000 shares of preferred stock. The Company has authorized and will have 77,071,419 shares of common and 19,020,000 shares of preferred stock issued and outstanding upon completion of the anticipated reverse merger with

Legal Life Plans, Inc. of UT, and immediately prior to this Offering as detailed in this Memorandum. Upon completion of this Offering, if all Shares offered herein are sold, 134,091,419 shares of common and preferred stock will be assumed issued and outstanding on a fully-diluted basis. (See CAPITALIZATION)

RISKS	An investment in the Company involves a high degree of risk. (See RISK FACTORS)
ADDITIONAL INFORMATION

The Company files periodic reports with the U.S. Securities and Exchange Commission (“SEC”). You may obtain a copy of such reports and other information with the SEC without charge, by writing us at our principal office at the address below or by calling (561) 672-7300. In addition, you may obtain copies of such information on the SEC’s web site (http://www.sec.gov). You may inspect these reports at the public reference facilities of the SEC at room 1580, 100 F. Street, N.E., Washington, D.C. 20549. Questions concerning the Company or the information contained in this Memorandum should be directed to the following:

Scott Weissman, Chief Executive Officer

LEGAL LIFE PLANS, INC.

2900 North Military Trail, Ste. 107

Boca Raton, FL 33431

Of: (561) 672-7300; FAX: (561) 756-8068

Cell: (786) 424-9619

Email scottweissman@legalplanprovider.com

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THE COMPANY

THE DESCRIPTION OF THE BUSINESS SET FORTH HEREIN IS THE BUSINESS OF LEGAL LIFE – UT (AS DEFINED BELOW), AND NOT THE BUSINESS OF LEGAL LIFE PLANS, INC. (THE “COMPANY”). IN THE EVENT THE TRANSACTION BETWEEN THE COMPANY AND LEGAL LIFE – UT DESCRIBED BELOW CLOSES, THE BUSINESS OF LEGAL LIFE – UT WILL BE THE BUSINESS OF THE COMPANY. UNLESS AND UNTIL THE CLOSING, THE COMPANY WILL BE DEEMED A SHELL COMPANY.

A PORTION OF THE PROCEEDS RECEIVED HEREUNDER WILL BE UTILIZED BY THE COMPANY TO LOAN FUNDS TO LEGAL LIFE – UT TO UTILIZE AS WORKING CAPITAL IN ORDER TO OPERATE ITS COMPANY AND TO FACILITATE THE CLOSING OF THE TRANSACTION DESCRIBED BELOW.

Organization and Corporate History

Legal Life Plans, Inc. (sometimes referred to throughout this Memorandum as “Legal Life Plans” the “Company,” “we,” “us,” or “our”) was originally incorporated on May 1, 1991 in the state of Tennessee under the name “Cancer Therapeutics Incorporated.” On September 7, 2004, we reincorporated Cancer Therapeutics in the state of Delaware under its present name. Cancer Therapeutics was acquired by Immune Complex Corporation on September 15, 1998 and subsequently Immune Complex Corporation liquidated its assets (which assets included all of the then-issued shares of Cancer Therapeutics) on June 8, 2000. The shareholders of Immune Complex Corporation were issued shares of Cancer Therapeutics Incorporated on a pro rata basis.

On July 31, 2007, the Company sold certain assets in exchange of 56 shares of its common stock which are now held in treasury. Following this transaction the Company entered into shell status with no significant operations.

On October 19, 2010, the Company changed its name to Nano Dimensions, Inc. and filed a Restated Certificate of Incorporation with the state of Delaware. The Restatement was approved through a majority shareholder consent, and the authorized shares of common stock were increased to 500 million.

On November 5, 2010, the Company effected a 1 for 500 reverse stock split which reduced the number of issued shares of common stock from 85,569,477 shares to 171,139 shares.

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On January 6, 2012, the Board and holders of a majority of the voting rights of the outstanding capital stock of Nano Dimensions, Inc. approved a restatement of the Company’s Certificate of Incorporation and a change of the Company’s trading symbol.  The purpose of the restatement of the Certificate of Incorporation was to change the name of the Company to Legal Life Plans, Inc.

The current trading symbol of the Company is “LLFP,” which became effective February 7, 2012.

During March 2012, the Company, which is currently a shell corporation, entered into an agreement to acquire Legal Life Plans, Inc., a Utah corporation (“Legal Life- UT”) as its wholly owned subsidiary in exchange for 91,000,000 shares of common stock and 1,000,000 shares of series A preferred stock, and 18,000,000 shares of series B preferred stock (See “Capitalization”). Legal Life-UT acquired all of the assets and liabilities of the Legal Life Plans, Inc., a Florida private corporation in March 2012. Legal Life-UT is the Company’s wholly-owned, operating subsidiary. This transaction to acquire Legal Life- UT is not completed and the shares have not yet been issued as Legal Life – UT is in the process of finalizing its financial statements required in our SEC filings. While we believe all of the conditions to the acquisition will be finalized shortly there is no guarantee that they will be satisfied shortly or at all.

Business

The business plan described herein is the business of Legal Life-UT. In the event the transaction with Legal Life – UT does not close for any reason the Company will continue to be considered a shell company (as defined in Rule 12b-2 of the Exchange Act), and will seek alternative businesses. The primary plan, which we will market in the United States, is a comprehensive legal reimbursement cost insurance plan for individual consumers and employers and/or affinity/association groups for a monthly premium. We plan to also offer a plan designed for Migrant Workers which we plan to initially launch for workers deployed from the Philippines. These plans may also include travel insurance and assistance.  For the US plan, the Company will also seek strategic partnerships with other service companies to enable it to offer identity theft protection and other services, as well.

The states in which we will initially plan to offer our services are: CA, CO and UT. We have already submitted our applications to the respective agencies in these states and plan to be able to start business operations

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during first quarter of 2013. We then plan to rollout our business expansion in CT, DE, KY, LA, MD, MN, NM, OH, OK, and WV.   We plan to negotiate with an insurance underwriter who can underwrite our policies as required by law in the additional 37 States, as well as the District of Columbia.

It is estimated that the market for legal plans is over 100 million American households. Our legal plans use the same group purchasing principles used by employee benefit plans such as health, dental, vision and other group insurance and voluntary benefit products. Group and voluntary benefit plans are primarily sold through insurance brokers, benefit consultants, marketing ventures with insurance companies and direct-consumer marketing channels.

Legal Life UT’s plan is currently priced at $29.95 for an individual and $39.95 for families. Family plans cover two married or live in partners as well as up to two children up to the age of 21 who live in the same household and one child above the age of 21 living out of state. Additional coverage for additional children would be offered for an increase in premium.

It is anticipated that the Company shall be able to enter into resale agreements with a third party for the purpose of fraud protection and other forms of insurance and services. These plans will be sold primarily through agents/brokers, television and radio infomercials and commercials and print media advertorials.

Legal Life UT’s Group Legal Services Plan can be sold as a payroll deducted, employee benefit administered by a company’s HR department in the same manner as their other benefits are offered. The employee receives the same comprehensive legal service plan coverage and representation as individual members. Offering the plan is cost free for the employer to offer or administer, and in some circumstances the company or group may benefit in some manner if their employees or members purchase the plan. The benefits may include revenue sharing as well as reduced company costs associated with employees being out of work dealing with legal issues.

Provider Law Firms

Plan holders will have access to legal services through a network of provider law firms under contract with Legal Life Plans. Provider law firms will be paid a fixed fee based on the plan purchased by the plan holder similar to an HMO structure in the health care industry. Services rendered by a provider law firm not covered by the plan will be charged directly to the plan holder by the provider law firm based on the predetermined per hourly rate which in

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most cases is at a 25% discount to the normal hourly rate of that law firm provider. In the event that a plan holder decides to obtain outside legal representation they will not be reimbursed for any expenses unless we are able to partner with an insurance company underwriter who would insure the out of pocket expenses for a member.

We will initially market our individual legal plan for $29.95 per month and our Family legal plan for $39.95 per month. It is anticipated that the provider law firm will receive approximately $7.00 per month for each individual and $14.00 per month for each family plan assigned to that firm. We expect that we will also be including additional benefits and services with our plans for an additional cost. Provider law firms would not receive any of the revenue derived from the sale of additional services.

Provider law firms will be selected based on a number of factors including experience and reputation as well as our own on-site evaluation of the provider law firm’s offices and attorneys employed by the firm.

We will conduct a thorough back ground investigation of the bar association standing and education of the prospective provider law firm’s attorneys and will only engage firms which have a minimum of $100,000 in malpractice insurance for each attorney.

All provider law firms will enter into identical agreements with Legal Life Plans, which amongst other things, indemnify Legal Life Plans against any and all claims between provider law firms or its attorneys and plan holders.

Legal Life Plans is not responsible for any payments due to provider law firms on behalf of any plan holder for services rendered by a provider law firm to a plan holder which exceeds its benefit limit or is not a covered benefit.

Plan Holders will be assigned to a provider law firm based on geographic location. We will look to engage medium to large sized law firms which have multiple locations.

Provider law firms will be monitored by a quality control department which will investigate any complaints by our plan members as well as review any comments by plan members on the quality of the services rendered to them.

We anticipate all provider law firms will be linked to an intranet and will utilize software developed by Legal Life Plans. This system will allow us to monitor the provider firms and prepare efficiency and quality control reports.

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We will evaluate the performance of our provider law firms regularly to ensure our plan holders are receiving the best possible service.

We have signed a Letter of Intent with PDC Capital Group and an associated legal firm with offices in each state, for the purpose of creating a partnership or joint venture to create our legal world-wide network of law firms for our US legal plans and for our migrant workers program. PDC Capital Group and their associated law group have extensive experience with building law firm networks globally. We anticipate this relationship to accelerate the Company's ability to service and market its Legal Plans world-wide. We anticipate definitive agreements memorializing the partnership or joint venture to be finalized early in 2013. There is however, no guarantee that any such agreements will be executed by that date or at all.

Third Party Administration

The Company plans to utilize services of a Third Party Administrator to handle all of its back office functions such as fee billing, collection and reconciliation services, as well as customer care and other general administrative functions in connection with the Company’s legal plans or other services. We currently do not have a third party administrator. However, we are in negotiations and we believe we will be able to hire or partner with one in the near term.

Website and Software Development/ Customer Service Support

We have entered into an agreement with Online Media Services (OMS) Asia Inc., a Philippine based company for the purposes of customer service call center facilities. Under the terms of the agreement, Online Media Services will provide Legal Life Plans with in-bound call center services for sales and customer support, out-bound call center telemarketing for sales, administrative, and customer support staff. Online Media Services will also provide Legal Life Plans with office space, computers, phones and office furniture so we can quickly implement the marketing of our legal plan in both the United States as well service the Migrant Workers Program. By outsourcing all of our customer service needs in the Philippines, the Company will be able to cut costs drastically and the agreement gives Legal Life Plans the structure and organizational support it needs to fully operate its business without having to spend a substantial amount of capital. The value of this service is estimated to be approximately $1,000,000. Online Media Services has agreed to accept a promissory note from Legal Life Plans for the final amount which will be determined at a later date and then will convert at least

9

95% of the promissory note to common stock. We are still in the process of finalizing the terms of this agreement. OMS (HK) Limited will provide IT services including website design and maintenance as well as software development for the purpose of linking the legal network together.

MARKET SIZE & DYNAMICS

Legal service plans, while used in Europe for more than one hundred years, and representing more than a $4 billion European industry, were not developed in the United States until the late 1960s. Since that time there has been steady growth. In America, exponential growth and demand for legal plans really first began in 1997.

The Company’s current primary target market, either through employer groups or individual consumer sales is families. According to current market data and the Prepaid Legal, Inc., 2000 annual report, this market represents 100 million family households in the United States and Canada. They value this market at over $30 billion. The Census Bureau of Labor reports that total non-farm payroll employment in the United States, excluding Alaska and Puerto Rico, is 124.9 million individuals. According to the National Consumer Council on Legal Affairs only 8% of the current work force is covered by comprehensive paid legal plans.

The industry’s largest supplier, Pre-Paid Legal, Inc., says it has only 1% of the market with over one million plan members, and has grown by an average of 35% per year since 1997. The growth rate is expected to accelerate due to continued increase in market awareness of legal plans and the genuine need for the product. For us, the market is virtually untapped, with approximately 95 million households yet to be covered.

COMPETITION

There are a few national competitors with comprehensive insurance regulated legal plans as well. These companies include: Pre-Paid Legal Inc. (PPD, NYSE), Hyatt Legal Plans (a MetLife Company), ARAG Insurance Group (formerly Mid West Legal Services), and Signature Legal Care (a GE Financial Company).

MARKET GROWTH AS AN INDUSTRY

According to Public Perceptions of Lawyers Consumer research findings, 2002, published by section litigation - American Bar Association, altogether, seven in ten U.S. households (71%) report experiencing some event in the past

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twelve months that might have led them to hire a lawyer. The most common events are:

·         Real estate transactions

·         Mortgage refinancing

·         Damage to property or automobile

·         Creating of wills or estate plans

·         Inadequate health care

·         Moving traffic violations

·         Trouble with creditors

The American Bar Association reports:

·         3 new civil suits are filed every second of every minute of every hour of every day, 7 days a week.

·         66% of Americans reporting legal problems do without an attorney because the fees would be too high.

According to the following statistical and survey data, it is projected that the growth of the industry will continue at a rapid pace.

·         Employee Benefit NEWS recently reported that 90% of the market for employer sponsored legal plans is unsold in the employer-based market.

·         A national survey conducted by LIMRA for the insurance industry, published in May 1999, found that legal plans were the number one voluntary benefit that employers would consider adding within the next 2-year period.

·         According to the American Bar Association Journal, one-half of all employee absenteeism is directly related to the personal legal problems of employees.

·         San Francisco based, LSK Associates, found that nearly 50% of survey respondents took time off from work to deal with legal problems. On average, employees missed 51 hours of work per year to attend to their legal matters according to Employee Benefit News.

·         According to the America Bar Association, only 30% of Americans currently have a will.

·         The average person is three times more likely to make an appearance in a court of law than they are in a hospital. There were 34 million hospitalizations vs. 91 million court filings in 1999 according to the National Center for Consumers of Legal Services.

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•         Bankruptcy filings continue to exceed a million a year according to the American Bar Association.

•         A company with 1,000 employees earning an average of $10.00 per hour is losing approximately $613,000 in productivity annually due to employee’s legal-related problems according to Risk Management Magazine.

MARKETING PLAN

Long Form Infomercials

We have engaged a production team to produce a 30 minute infomercial as well as 30, 60 and 90 second commercial spots. It is our opinion that in a long form 30 minute infomercial, we will have a better result than a short form commercial because the long format allows us to educate our consumers as the importance and true benefit of our product. We plan to market our individual and family plans in the infomercial, however we will also talk about the benefit of a legal plan for employers to offer their employees.

We will utilize outsourcing of call centers in the Philippines and the ability to have highly educated personnel providing the customer support and sales services Legal Life Plans requires. We should be able to increase our closing rate due to the fact that the agents answering the phones have extensive product knowledge of the services that we provide.

Short Form Television Spots

We plan to produce 30, 60 and 120 second television commercials. We believe that 30, 60 and 120 second short form commercials would perform well for us. These spots need to follow a two-step approach. By that we mean that step one would be the spots offering a free informational package and capturing the names and information of callers. Step two would be our outbound sales people converting them into members. This will result in our being able to place the commercials in programming areas conducive to our demographic and allow us to go after some frequency. In addition, we will need to buy this media nationally.

Radio

We plan to produce a thirty (30) minute long form radio infomercial. We believe that this can be very successful for us. . Because our product is not visual, an attentive listener can get the message as well or better than

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Legal Life Plans, Inc.

they will on television. Also, we can do it for a lot less money in many cases. Radio reaches a more affluent and older audience that also has a penchant for news and issues.

Due to Legal Life Plans Legal Plan’s inherent newsworthiness as a revolutionary and needed service to all Americans, and the current popularity of legal related shows, Legal Life Plans is ideal for talk radio interviews across the country. This not only builds a no or low cost effective Public Relations campaign but would also serve as a no or low cost direct response advertising device.

Print Advertising

We are in negotiations with CWC Sports Promotions LLC (“CWC”) and Dogan Sports Management, both California based sports marketing firms. If we enter into a final agreement, CWC sports will be selling Legal Life Plans Inc., advertising space in various sports publications such as Hoops Magazine, Major League Baseball game day programs and yearbooks, as well as all other sports leagues game day programs and yearbooks.

Advertorials

This is simply the practice of writing what looks like a news article for print use, but spinning it into a direct response ad. Using attention-getting headlines in this arena are important. Also, Legal Life Plans can work with firms that will run these ads at their own expense, if they like the product, in exchange for their making some of the profit. We have not explored the specifics of such an arrangement.

Affinity Groups

Legal Life Plans will market its legal plan to employer benefits services companies and will continue to seek out additional affinity groups to market its legal plan to.

Internet

The web site www.legalplanprovider.com is in the process of being developed and made to sell the service or capture lead information for follow up sales. During television campaigns, it is very common to receive five times as many web hits as phone calls. We need to ensure that the information and opportunity exist for a viewer to become a member. Management will utilize key word marketing campaigns. This is the process

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of buying key words and continuing search key optimization on major search engines so that our website listing would come up when someone is looking for an attorney.

Telemarketing

Our product needs to be addressed by very informative inbound telemarketers and people who can close a sale. As selling our product is similar to selling insurance, management can create its own inbound telemarketing room with the right sales manager. Also, Legal Life Plans could outsource a shared environment (less costly) or a dedicated call center that would work for us as a subcontractor. The call center would be a profit center from which we could test and practice several selling and marketing and cross-marketing methods. For example, multi-pricing is one such method. A caller initially calls in with the intention to purchase one individual legal plan at $29.95 per month. However, management is of the opinion that there are a high percentage of consumers who would be willing to pay a higher price per month by up selling them on the phone to our more expensive legal plans, as well as our other Legal Life Plans products. If our testing indicates that the market would support multi-pricing, we could modify our infomercial and other marketing methods accordingly. By training the telemarketers properly we would start the callers off at the higher price and then price drop as needed. It is management’s opinion that we can convert 25% of callers to the higher priced plans with no significant added cost.

We will utilize a call center in the Philippines and it is our intention to only hire lawyers and paralegals to act as customer service representatives or sales agents.

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MIGRANT WORKER PROGRAM

Legal Life Plans has designed a plan specifically to meet the needs of the more than 86 million migrant workers around the world. Legal Life Plans will establish a new company for the Migrant Worker Program which will be a subsidiary of Legal Life Plans. Migrant workers are described as individuals who leave their home country for employment in another country. The countries which deploy the large majority of all migrant workers are The Philippines, Indonesia and Malaysia. In each of these countries the migrant workers remit much of their money back to their families in their home country, representing one of the largest, if not the largest sources of money for the country. These workers are regularly subject to legal and medical related issues for which Legal Life Plans is establishing an international network of lawyers to provide low cost legal counsel when the workers find themselves in need of help.

The legal plan will cover matters related to working conditions, unpaid wages, visa and immigration issues. It will also include a travel assistance program which will provide a variety of services for the workers, including bedside visits for family members in the event the worker is hurt on the job and the reparation of remains in the event that a worker should die while outside of the workers’ home country. A very big concern for a migrant worker is the cost of getting hurt or dying on the job because of the amount of money it would cost their family to visit them in the hospital or to bring their remains back to their home country for burial.

Legal Life Plans will initially launch its services to Filipino migrant workers or Overseas Filipino Workers (“OFW”), as they are referred to by the Philippine government. In the Philippines, the remittances of money by the OFW's account for more money for the country than any other source.

In the Philippines Legal Life Plans will be represented by Reyes-Fajardo & Associates, one of the most prominent law firms in the country. Reyes-Fajardo & Associates will act in the capacity of legal council to Legal Life Plans and/or its subsidiary and will be the legal service provider to plan holders on the island of Luzon for OFW's and their families for covered matters. We are currently in the process of interviewing additional law firms on the other islands in the Philippines such as Cebu, Mindoro and Mindanao to service the OFW's and their families.

Working with Atty Reyes-Farardo is Antonio G. Arellano, Esq. who we believe is considered by the OFW's to be their most trusted advocate for fair treatment around the world. Mr. Arellano is registered to practice law in both

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the Philippines and Hong Kong and has a radio show for the purpose of providing legal advice to OFW’s around the world. Even though he is only registered to practice law in the Philippines and Hong Kong, because he is followed by workers all over the world, we believe he is the perfect marketing partner for us. He will be able to service the OFW’s in Hong Kong, and he can help us market our plans to his listeners who are not yet covered by our plans, by expressing the need for them to obtain this type of policy for themselves, before problems arise.

Certain Facts Regarding Migrant Workers

•	Migrants provide huge flows of remittances to their countries, amounting to an estimated US$ 80 billion annually (in 2002), or the second largest source of external funding for developing countries, according to data from the World Bank.

•	Women account for 49 per cent of the world's migrants and are increasingly traveling on their own as their family's primary income earner.

•	Between 10 to 15 per cent of migrants are in irregular status, a phenomena that is not confined to developed countries. The extent of the flows of irregular workers is a strong indication that demand for regular migrant workers is not being matched by the supply.

•	Working conditions for a large portion of migrants are abusive and exploitative, sometimes constituting forced labor, and all too often include the denial of union rights, discrimination and xenophobia.

Regulation

We are subject to various state laws related to insurance regulation. We are also subject to government laws and regulations concerning health, safety, working conditions, employee relations, wrongful termination, wages, taxes, and other matters applicable to businesses in general.

Our migrant worker program may be regulated by Republic Act No. 9829, the Pre-Need Code of the Philippines (“Pre-Need Code”).  In the event that the Company's migrant worker program is regulated by the Pre-Need Code, we would need to obtain a license to sell or offer our pre-need plan.  We would be required to apply for an endorsement from the Licensing Division of the Insurance Commission in the Philippines, submit

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documentation, and we would need to have paid-in capital of at least approximately US $2,222,222.  It is not certain that we will receive approval for our license from the Insurance Commission.

Furthermore, the Insurance Commission, the Department of Labor and Employment, and the National Labor Relations Commission in the Philippines have adopted certain Insurance Guidelines that directly affect our business. All migrant workers that have a recruitment agency must receive insurance from their recruitment agencies at no cost to the migrant worker. This required insurance is to cover basic life insurance, accidental death, disability, and in case of injury or illness, visits by family, and repatriation, if necessary. The Legal Insurance offered by Legal Life Plans is not currently required under the law, but may be sold as part of the insurance package.

Since the requirements of the insurance companies who are eligible to provide the compulsory insurance to migrant workers is specific to those companies who have been in business for a minimum of five (5) years and have a minimum of 500 million pesos (approximately US $12.5 Million) as of the end of the previous years we will have to either acquire or partner with an existing eligible insurance company in the Philippines. The cost of acquiring an existing insurance company eligible to sell the compulsory insurance may be substantial and there can be no assurance that we would be able to find an insurance company with which we can partner to offer the insurance to migrant workers.

In addition, there are insurance companies in the Philippines that have been issuing these types of plans to migrant workers, and which have established business and name recognition in the Philippines. There can be no assurance that we will be able to gain market share from the companies who have greater resources and more recognizable names in the Philippines.

STAFFING & FACILITIES

We currently have eight employees and independent contractors. See "MANAGEMENT." Additionally, from the proceeds of the Offering, we are planning to hire additional employees in the United States and then in the Philippines once we have incorporated our business subsidiary. Additional other support staff and other personnel will be hired when there is adequate capital available to do so either through this Offering or from operating revenues.

While we have undertaken preliminary investigations concerning candidates for the above positions and do not currently anticipate significant

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difficulty in filling such positions with qualified persons at such time as financing permits, we cannot assure you that we will in fact be able to hire qualified persons for such positions when needed. Additional positions to be filled may be identified from time to time by the Company. The loss of our Chief Executive Officer Mr. Scott Weissman would likely have a material adverse effect on the Company. We intend to reduce this risk by obtaining key-man insurance after the Offering, in the event that affordable insurance coverage may be obtained. We cannot assure you that the Company will be able to obtain such insurance or that the Company will be successful in recruiting needed personnel.

Although worldwide unemployment rates remain high relative to historical averages, there exists a significant amount of competition for skilled personnel in the service industries. Nevertheless, we expect to be able to attract and retain such additional employees as are necessary, commensurate with the anticipated future expansion of our business. Further, we expect to continue to use consultants, contract labor, attorneys and accountants as necessary.

Our executive offices are located in a 2,200 square foot office located at 2900 North Military Trail, Ste. 107, Boca Raton, FL 33431. We are also looking to secure additional office and call-center office space in the Philippines ,. As we grow and develop our business, our facilities and employment-related expenses will likely increase significantly.

PLAN OF DISTRIBUTION

The Shares are being offered by the Company on a best-efforts basis by officers and directors of the Company, and potentially by a registered broker-dealer who is a member of the Financial Industry Regulatory Authority (the “Placement Agent”). The Company will pay the Placement Agent commissions in cash of up to ten percent (10%) of the subscription price paid by investors, as well as compensation in the form of securities of the Company. In addition, the Company will also incur legal, due diligence, travel, and other fees, costs, and expenses pursuant to the engagement of the Placement Agent in connection with this Offering. The Placement Agent will also be indemnified by the Company in respect of the Offering and the disclosures made in this Memorandum.

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USE OF PROCEEDS & PRINCIPAL PURPOSES OF THE OFFERING

Legal Life Plans anticipates that the net proceeds of the Offering will be used primarily to pay direct expenses, offering fees, salaries, consulting fees, executing its business plan set forth herein relating to Legal Life UT and other general administrative expenses. The precise amounts that the Company will devote to its programs will vary depending on numerous factors, including but not limited to, the progress and results of its research and assessments as to the market potential of its program to develop the business.

The Company anticipates that the estimated $9,500,000 gross proceeds from the offering will enable it to fund its operating entity and other capital needs, including its initial marketing needs. In the event that the offering is not completed, the Company will be required to seek additional financing for the stabilization phase, as described below. Since there is no minimum amount of the Offering, the Company may elect to accept a sum which is below what is needed to execute the plan set forth herein. There can be no assurance that additional financing will be available when needed and, if available, will be on terms acceptable to the Company.

The amounts specified in the “Use of Proceeds” table may vary based on unforeseen factors in the future.

Use of Proceeds

To execute the Company’s business plan, an investment of $9,500,000 is required for the following:

Maximum Offering
Expenses of Offering(1)	$1,050,000
Legal, Accounting, and Audit Fees (1-year)	200,000
Note Payable (SEE RELATED PARTY TRANSACTIONS)	180,000
Sales & Marketing	1,000,000
Accrued Past Salaries	720,000
Debt Repayment(2)	2,950,000
Other Operating Costs/Working Capital (3)	3,400,000
Total	$9,500,000

Maximum Offering

(1)	Includes fees to our Placement Agent, legal fees, accounting fees, and other expenses incidental to the Offering. In the event that no Placement Agent is used, then up to $950,000 of these Expenses of Offering will be used as Working Capital for the Company.

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(2)	Includes debt incurred to build the Legal Life UT infrastructure and business development in the United States and the migrant worker plan in the Philippines. This figure may change based on the final audit of Legal Life – UT’s books, which is pending.
(3)	Refers primarily to operating costs of Legal Life UT.

As of the date of this Memorandum, other than as set forth above, we have not allocated any specific amount of the proceeds for the purposes listed above and the proportion of monies allocated to the categories above will likely change substantially if the maximum amount is not raised in this Offering.

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MANAGEMENT & KEY PERSONNEL

The members of the Board of Directors and the executive officers of the Company, including their positions, are expected to be as follows upon completion of the Reverse Merger:

Chief Executive Officer/ President & Chairman	Scott Weissman
Chief Operating Officer/ Director	Joseph Toro
Chief Financial Officer & Director	Terry Kupfer
VP -- Marketing	Rick Davie
VP- Migrant Worker Program	Trish Xavier
VP -- Sales	Mason Benyair
Director	Farid Dallal

Executive & Key Management Profiles

Scott Weissman - Chairman of the Board of Directors/Chief Executive Officer & President

Mr. Weissman is a highly motivated individual with 15 years experience in investment banking and asset management. Throughout his career in the investment industry he has raised money for both public and private emerging growth companies as well as managed the assets of high net worth individuals in the U.S. and abroad.

In addition to his role as CEO of Legal Life Plans, Inc. (The Company), Mr. Weissman is also the current CEO of Legal Life – UT, and of Green Light Equity Partners LLC, a Miami based private equity and consulting firm. He is also Chairman and Managing Director of Tiger Eye Holdings Hong Kong LTD, a real estate holding Company. As of January 1, 2013, Mr. Weissman will have a very limited role in the day-to-day operations for Green Light and Tiger Eye. However, he will continue to hold the positions noted above in these companies. For approximately four years beginning in April of 2007, Mr. Weissman acted as President of Law America, Inc. He also acted as an independent consultant to Law America, Inc., from October 2006 until he became its president. Mr. Weissman was instrumental in the negotiation of lucrative marketing agreements, raising capital and managing certain day to day operations for Law America, Inc.

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From 1996 to 2006, Mr. Weissman held Series 7 and 63 Licenses and was a registered representative at several investment banks and brokerage firms in both New York and Florida. In May 2008, Mr. Weissman received a statutory bar from having any association with any FINRA related firm and ordered to pay restitution and interest to a brokerage customer for being found to have transferred monies from the customer’s account without authorization to a company in which Mr. Weissman served as president.  Mr. Weissman was also found to have offered and sold unregistered securities in violation of Section 5 of the Securities Act of 1933.

Terry Kupfer – Chief Financial Officer, Director

Effective January 21, 2013, Mr. Kupfer will begin serving as the Chief Financial Officer and as a Director of the Company. He also serves Legal Life – UT as its CFO.

Mr. Kupfer was an audit partner and Audit Practice Director – Arthur Anderson LLP, 1970 – 1997, Los Angeles, CA. He was the engagement partner for audits of both small and large public and private companies. Assignments included Occidental Petroleum Corporation, Hilton Hotels Corporation, Dillingham Corporation, Getty Oil Company, Wells Fargo Mortgage and Equity Trust, Ameron Corporation and The Donald L. Bren Company.

Principal industries included real estate, hospitality, manufacturing, oil and gas, business services, and contract construction. As Audit Practice Director from 1978 to 1996, Mr. Kupfer provided professional practice leadership to Andersen’s offices in Southern California, Arizona, Nevada, New Mexico and Hawaii. Duties included risk management and assistance to engagement teams in resolving client accounting and auditing issues. Mr. Kupfer was also Firm-wide industry practice director for real estate, hospitality, gaming and contract construction.

Joseph Toro - Chief Operating Officer, Director

Mr. Toro serves as the Chief Operating Officer and as a Director of Legal Life – UT, and as a Director of Legal Life Plans, Inc. He has 10 years experience in mortgage banking and financial consulting. He started his career in New York City with Southern Star Mortgage as a loan officer and was quickly promoted to office manager overseeing 50 mortgage brokers. Mr. Toro has also worked with North Side Capital, US Mortgage Bankers, South West Capital and Keep Living in Your Home Inc.

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Mr. Toro's expertise includes financial preparation and reporting, loan mitigation, commercial and residential loan origination, office management and training. Mr. Toro achieved a BA at John Jay School of Criminal Justice in New York City.

Farid Dallal – Director

In addition to his role as a Director of the Company, Mr. Dallal is also a member of the Board of Directors of the Wellness Center. In 2004, Mr. Dallal established Dallal Enterprises Inc., a financial consulting firm specializing in sales and marketing infrastructure. In 2009, Mr. Dallal established the corporation, Keep Living In Your Home Inc., a financial services company specializing in funding and restructuring residential and commercial real estate. Within three years, the company has been responsible for over $50,000,000 in real estate sales and marketing initiatives. Among the multitude of properties acquired by Mr. Dallal’s company, New Beginnings Sober Home, Inc, Mr. Dallal was responsible for establishing and managing several sober homes which aided in helping the community and bringing new starts to many people in need. During this time, Mr. Dallal has spoken at numerous industry symposiums and conferences as a sales and marketing expert. Mr. Dallal attended Binghamton University where he achieved a BS in Business Management and a minor in MIS. He also held a Series 7 and 63 licenses; however, he is no longer registered to work in the securities industry.

Rick Davie - VP Marketing

Mr. Davie is a Vice President and Corporate Secretary of Legal Life – UT. He has 10 years experience in sales and marketing. He has worked with multimillion dollar companies all over the United States providing clients with advice regarding building and mentoring sales teams, marketing strategies and business development. Mr. Davie achieved a Bachelor of Arts in Photography at Bradford University as well as an Associate's Degree in Psychology and Sociology at Drake University.

Trish Xavier- VP Migrant Worker Program

Ms. Xavier is a Vice President of Legal Life – UT, and was the CEO of Genesis Home Loans and Realty, Inc., a real estate sales and mortgage company, from January 2003 to December 2011. She has been the CEO of Genesis since January 2003. Previously, Ms. Xavier was a loan officer for Conseco Finance/Lehman Brothers in the United States. She has experience with team management, marketing, and strategic development of companies. Ms. Xavier speaks fluent Spanish, Tagalog, and English.

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Mason Benyair – VP - Sales

Mr. Benyair is a Vice President of Legal Life – UT. He has a unique background including Real Estate Sales and management of commercial properties, with experience in early mixed digital media, as well as creative finance. He is now a degree candidate at Columbia University in New York City in Sustainable Development. In the mid-1990’s he was involved in the start up of multiple digital media companies, with a concentration is sales and marketing.

OTHER KEY PERSONNEL

David Luther – Administrative Consultant

Mr. Luther is doing consulting for Legal Life – UT, as well as Legal Life Plans, Inc., and has over 37 years experience managing businesses. From 2001 to the present, he founded and is President of the Natural Health Solutions Center in Bristol, TN. His company researches natural health options for enhancing the human body's ability to heal and maintain itself, and offers products for accomplishing these goals through its website and office location. From 1999 to 2001, Mr. Luther advised Air Products and Chemicals, Inc., of Allentown, PA, and helped found the Air Products Distributor Advisory Group and Buying Association; helped design an internet based welding supply division, and advised on the potential merger between Air Products and British Oxygen. From 1975 to 1999, he served Industrial Gas & Supply Company, first as Vice President for 3 years, then as President. Mr. Luther oversaw the company's growth from 2 locations to 14, with sales of over $25 Million. He oversaw the sale of the company to a fortune 500 public company (Air Products & Chemicals) in 1997. He continued as President of the company, operating as a wholly owned subsidiary of Air Products, until 1999. During his tenure as President of Industrial Gas & Supply Co., he was an active or founding member of a number of distributor organizations and advisory groups including, British Oxygen Co.’s Distributor Advisory Group, Miller Electric, Division of Illinois Tool Works, Distributor Advisory Group, The Airco Distributor Association, and others. Mr. Luther began his career as a Staff Management Consultant with Arthur Andersen’s Management Consulting Group (now Accenture) from 1974 to 1975. Mr. Luther has a Bachelors of Science Degree in Industrial Engineering from Princeton University with concentrations in Economics and Corporate Finance.

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Marian Ivy F. Reyes-Fajardo - Chief Legal Counsel and Legal Service Provider for OFW's in the Philippines

Marian Ivy F. Reyes-Fajardo is currently consulting with Legal Life – UT, and is the founder of Reyes-Fajardo & Associates, a highly respected law firm based in Manila, Philippines. Her areas of expertise include litigation and representation in judicial, quasi-judicial, legislative or administrative bodies, or other agencies of the government. She also conducts representation in many other adversarial proceedings, including arbitration, conciliation, mediation and other modes of alternative dispute resolution. Additionally, she handles foreign investments, joint ventures, mergers and acquisitions, government contracts, and public bidding. Ms. Reyes-Fajardo also has extensive experience in labor disputes, immigration and customs work. Prior to setting-up her own office, Ms. Reyes-Fajardo was a partner in the Medialdea Ata Bello & Guevarra Law Offices. Ms. Reyes -Fajardo started her law career in December 2000 with Castillo Laman Tan Pantaleon & San Jose Law Offices.

Ms. Reyes -Fajardo obtained her Bachelor’s Degree in Psychology from the University of the Philippines – Diliman in 1996. She graduated with honors (cum laude) and was awarded the Presidential Medal for Academic Excellence by said University. Ms. Fajardo obtained her Law Degree from the Ateneo De Manila University in 2000, as an Ateneo Alumni Scholarship Awardee. She ranked No. 14 of the Fourth Year Class of 2000 of the Ateneo De Manila University. She also ranked no. 27 in the 2000 Philippine Bar Examinations.

Antonio G. Arellano "Attorney Agga"- Consultant

Attorney Agga is a highly respected Philippine and Hong Kong lawyer who has dedicated most of his practice to helping the OFW's, giving him the unofficial title of "Lawyer to the OFW's." Since February 1997, Atty. Aga has been giving free legal advice in daily his radio program, Ito Ang Batas With Atty. Aga on DZXL, a member of the largest radio network in the Philippines, now known as Radio Mindanao Network (RMN). Due to his increasing popularity among Hong Kong OFW’s, 1528 Smart, a mobile phone service provider in Hong Kong, has asked Atty. Aga to be its endorser, and has included free legal advice from him in their value-added service. On Saturdays, Atty. Aga meets with OFW’s on a one-on-one basis for consultation. On Sundays, he gives lectures and answers all questions raised by the OFW’s. His radio program is also being aired in Hong Kong at Metro

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Plus 1044 AM band every Thursday and Saturday, as well as streamed live on the web. In addition, Attorney Agga writes a regular news column for OFW's in publications around the world.

Management Consultants

Company Management will engage business consultants for the purposes of advising management on specific mission critical business processes or advertising projects, on an as needed and cost-effective basis.

Currently, Legal Life Plans is in discussions with and plans to retain the services of additional experienced executives to assist the Company’s transition from its current stage of development to a more robust growth stage. There are no guarantees that we will enter into any such agreements. The Company plans to fill needed positions with personnel who can assist the Company in:

•         Managing planned organizational changes and expansion with a systematic approach;

•         Articulating the Company’s mission and vision and translating it in terms of specific focused objectives and paths relating to the Company’s strategic business plan;

•         Identifying and establishing conditions for a successful change process, different strategic initiatives and resources.

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COMPENSATION OF OFFICERS AND DIRECTORS

The following table sets forth certain information regarding the annual and long-term compensation for services rendered in all capacities during the fiscal year’s ended May 31, 2011, 2012, and future agreed upon compensation for 2013. Although Legal Life Plans, Inc. may, in the future, adopt a stock option plan or a stock bonus plan, no such plans currently exist. This compensation table includes compensation that was and is payable by Legal Life – UT prior to the reverse merger, as well as compensation that would be payable by the Company, once the merger has taken place.

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options	All Other Compensation
Scott Weissman	2013	$ 250,000		$ 0	$ 0
President, Chairman,, & Secretary	2012 2011	$ 250,000 $ 167,000		$ 0 $ 0	$ 0 $ 0
Joe Toro	2013	$ 100,000		$ 0	$ 0
Chief Operating Officer, Director	2012 2011	$ 0 $ 0		$ 0 $ 0	$ 0 $ 0
Terry Kupfer	2013	$ 25,000		$ 0	$ 0
Chief Financial Officer, Director	2012 2011	$ 0 $ 0		$ 0 $ 0	$ 0 $ 0
Rick Davie	2013	$ 75,000		$ 0	$ 0
VP- Sales & Marketing	2012 2011	$ 25,000 $ 0		$ 0 $ 0	$ 0 $ 0
Trish Xavier	2013	$ 60,000		$ 0	$ 0
VP-Migrant Workers Program	2012 2011	$ 0 $ 0		$ 0 $ 0	$ 0 $ 0
Mason Benyair	2013	$ 65,000
VP-Sales	2012 2011	$ 0 $ 0

(1) Does not include the fair value of any shares of common or preferred stock received. See “CERTAIN TRANSACTIONS” below for a description of share compensation to our directors and executive officers.

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Directors’ Fees

From time to time, our board members have received stock compensation for their services. We do not regularly compensate our directors with cash in respect of their capacities as members of the Board, although we may do so in the future. Following the completion of this Offering and in contemplation of qualifying the Company to seek a listing on the American Stock Exchange or NASDAQ, we intend to appoint independent directors who will be compensated for their service in accordance with industry standards for small publicly traded service companies.

CONFLICTS OF INTEREST

The Company is subject to various conflicts of interest arising out of its relationship with the officers, directors, employees or other agents of the Company. Such conflicts include but are not limited to the following:

•         The officers, directors, employees, shareholders, note holders or other agents of the Company may purchase stock.

•         The officers, directors, shareholders, note holders, employees or agents of the Company are currently debt holders and shareholders of the Company and may purchase any number of shares of stock in this offering for their own account. In fact, current shareholders of the Company will have the right to purchase such number of shares of the stock prior to offering the stock to third parties. Therefore, you should not expect that the sale of any amount of the stock indicates that such sales have been made to investors who have no financial or other interest in the offering, or who otherwise are exercising independent investment discretion.

•         Because purchases by officers, directors, shareholders, note holders, employees or other agents of the Company may be substantial, no individual investor should place any reliance on the sale of shares of the stock as an indication of the merits of this offering. You must make your own investment decision as to the merits of this offering. In addition, such persons may exercise any voting rights relating to the stock favorable to them and adverse to the remaining shareholders.

The officers, directors or agents of the Company may provide services to the Company. The directors or agents of the Company or their affiliates to are not prohibited from providing services to, and otherwise doing business with the Company.

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Determination and receipt of compensation:

Management and its affiliates will receive certain compensation from the Company regardless of the profitability of the Company. Management may also retain a net profit interest in the Company. These compensation arrangements have not been determined on the basis of arm’s length negotiations between independent parties. Management believes the Company’s compensation arrangements, in light of the evaluation, acquisition, and management services performed by Management and its affiliates are comparable to or more favorable than the compensation which would be paid to unaffiliated parties for comparable services.

Lack of Representation

Legal counsel for Management will not represent the Company or the Share holders. Each investor should accordingly consult with and rely on his own counsel regarding any investment in the Shares. Should a dispute arise between the Company and the Share holders or Management, Management will cause the Company to retain separate counsel for such matters.

Legal Life Plans relationship with Green Light Equity Partners LLC

Legal Life Plans may enter into agreements with Green Light Equity Partners LLC, a company in which Scott Weissman, our Chief Executive Officer, as well as some of the other shareholders of Legal Life Plans, has an equity interest. Green Light may be paid for certain services as well as receive revenue share from services, including marketing and consulting. Mr. Weissman, as well as certain shareholders of Legal Life Plans, may benefit from that relationship beyond the scope of this memorandum.

CERTAIN TRANSACTIONS

The management of the Company may enter into agreements with certain individuals, including shareholders of the Company, for prior transactions which are not associated with Legal Life Plans.

During March 2012, we entered into a contract to purchase all of the shares of Legal Life Plans - UT in exchange for 91,000,000 shares of common stock, 1,000,000 shares of series A preferred stock, and 18,000,000 shares of series B preferred stock of the Company. The contract to purchase Legal Life Plans - UT has not yet closed, but we anticipate finalization of the transaction soon. We have included the issuance of all the shares in this Memorandum as if they have already been issued. (see CAPITALIZATION)

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Migrant Worker Program

The Company plans on creating wholly-owned subsidiaries in Asia for operating the migrant worker program. Certain shareholders including principals of the Company may receive a revenue share for their assistance with the migrant worker business development in the Philippines.

Directors and Officers Liability Insurance

We do not have a directors and officers liability insurance policy. In the future, as we grow and develop the Company, we may secure such a policy with a face value deemed reasonable under the circumstances by our Board of Directors.

Life Insurance

We do not carry any insurance policy covering the life of any officer, director or key employee. Following completion of this Offering, assuming that reasonable rates may be obtained, we intend to secure a key-man life insurance policy covering the life of Mr. Weissman with a face amount of not less than $5 million.

RELATED PARTY TRANSACTIONS

Transactions Between David Luther and Scott Weissman

David Luther has made a series of loans to our CEO, Scott Weissman and Legal Life Plans- UT, to develop the business of Legal Life Plans - UT.  As of December 31, 2012, the total principal amount of these loans from Mr. Luther, together with interest and fees as accrued, is $2,725,000.  For these loans, which are represented by various promissory notes (hereafter collectively, the “Notes”) issued by Mr. Weissman, the Company anticipates that it will assume these notes as part of the tranasction with Legal Life Plans - UT.  In effect, Mr. Weissman will be assigning his right of recovery to Mr. Luther for the expenses incurred by Mr. Weissman in the development of Legal Life Plans - UT. Accordingly, the Company intends to use a portion of the proceeds of this Offering to repay the loans and retire the Notes.  (see USE OF PROCEEDS)

Mr. Luther has received pledge and security agreements from Scott Weissman, Farid Dallal and Joseph Toro.  Each of these individuals will deposit and pledge their respective Legal Life Plans common stock and Series

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A Preferred stock into escrow, once issued, until the Notes are repaid by the Company as described above. These shares may also act as collateral for other debts that these individuals may owe to Luther, as well.

In connection with the loans and the Notes issued pursuant thereto, David Luther has entered into a series of agreements with Scott Weissman which require, at Mr. Luther’s option, Mr. Weissman to purchase up to a maximum of Twenty Four Million Six Hundred Eighty Thousand (24,680,000) of Mr. Luther’s shares of common stock, once issued, (the “Put Shares”) at a price of $3.00 per share.   These shares may be sold anytime within a two year window starting three years from the date of each agreement.   The earliest that Luther may put any shares to Weissman under these agreements is May 1, 2013.

Mr. Luther has also granted Mr. Weissman the right and option to acquire up to Twelve Million, Three Hundred-Forty Thousand (12,340,000) of Mr. Luther’s shares (the “Call Shares”) at a price of $5.00 per share. Mr. Weissman’s Options are exercisable up to three years from the initiation of each agreement, but not later than March 17, 2014.

Other Related Party Transactions

During 2011, David Luther paid $180,000 for 360,000 shares of common stock of the Company.  On March 12, 2012, Mr. Luther and the Company agreed to exchange these 360,000 shares of common stock of the Company for a demand promissory note with a principal value of $180,000 and interest equal to ten percent (10%) per annum.

OMWP Consulting Limited (OMWP), Hong Kong limited company, owned by Green Light Equity Partners, David Luther, Terrence Kupfer, Robert Vance, Farid Dallal, Kenneth Fowler, Ronald Spata fbo Elite Electric Inc, Scott Valone, Tim McPhee and William Ponseti are entitled to receive up to Two Dollars and Fifty Cents ($2.50) per member per month based on a retail price of Nine Dollars and Ninety-Nine Cents ($9.99) for all members enrolled in a Migrant Workers Program Plan expected to be administered by the Company.  These fees are associated with an ongoing consulting contract between OMWP and the Company.

Litigation

The Company currently has no litigation pending, threatened or contemplated, or unsatisfied judgments. Management has been informed of certain unauthorized transactions regarding purported sales of Legal Life

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Plans Common Stock, which transactions have now been reversed.  In conjunction with this, we have also learned that someone who was not authorized by the Company allegedly may have induced an investor to wire him money on a promise to receive shares of our Common Stock.  We are in the process of investigating this claim.  We were not a party to this, did not receive any proceeds from this alleged incident, and the alleged investor has not provided us with any documentation that would indicate that shares of Legal Life Plans were involved.  We are told the amount in dispute is $100,000.  We are in the process of contacting the authorities and regulatory bodies to let them know what has transpired, to our knowledge, and to assist in any way possible.

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CAPITALIZATION

The following table sets forth the capitalization of the Company immediately prior to the Offering, including the share issuances associated with the acquisition of Legal Life-UT, assuming such transaction has closed, (see CERTAIN TRANSACTIONS), and assuming that the maximum number of Shares are sold in the Offering:

Legal Life Plans, Inc.
Total Shares of Common Stock Authorized	500,000,000
Total Shares of Preferred Stock Authorized	20,000,000
Total Shares Common Stock Outstanding	77,071,419
Total Shares Series A Preferred Stock Outstanding	1,020,000
Total Shares Series B Preferred Stock Outstanding	18,000,000
Total Shares Assuming the Success of this Offering	134,091,419

BENEFICIAL OWNERSHIP OF EXECUTIVE OFFICERS & DIRECTORS

Name of Shareholder	Number of Shares Currently Owned(1)	Percentage Prior to Offering(2)	Percentage After Maximum Offering(3)
Scott Weissman(4)	43,500,000	45.3%	32.4%
Joseph Toro(5)	25,000,000	26.0%	18.6%
Farid Dallal(6)	500,000	0.5%	0.4%
Trish Xavier(7)	300,000	0.3%	0.2%
Rick Davie(7)	300,000	0.3%	0.2%
Mason Benyair(7)	300,000	0.3%	0.2%
Misc. Shareholders(8)	26,191,419	27.3%	19.5%
Investors Participating in this Offering(9)	38,000,000	0	28.3%
Officers & Directors as a Group (6 Persons)	69,900,000	72.7%	52.1%

(1)       The calculation of the number of shares beneficially owned by each person in the table above is based upon the number of shares of common and preferred stock, options, warrants, and other instruments convertible into Shares of the Company held directly by such person or through one or more intermediaries.

(2)       The calculation of percentage ownership of each person in the table above prior to the Offering is based upon the number of shares of common or preferred stock beneficially owned by such person, together with any options, warrants, notes or other instruments held by such person which are convertible into stock, divided by 96,091,419, which is the total number of outstanding shares (assuming the closing of the transaction with Legal Life-UT) of common and preferred stock of the Company as of December 2012.

(3)       The calculation of percentage ownership for each person in the table above after completion of the maximum Offering is based upon the number of Shares beneficially owned by such person, together with any options, warrants, notes or other instruments held by such person which are convertible into shares of common or

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preferred stock, divided by 134,091,419, which is the total number of shares of common and preferred stock of the Company and any securities convertible into stock, and assuming the issuance of the maximum number of Shares in this Offering. The calculation also assumes that none of the Company’s officers, directors, or principal shareholders will participate in the Offering.

(4)       Chief Executive Officer and Chairman of the Company. Includes 25,000,000 Shares of Common Stock and 500,000 shares of Series A Preferred Stock with 2,000 votes per share, which are not convertible into Common Stock, all of which are scheduled to be issued to Mr. Weissman upon the closing of the Legal Life-UT acquisition, and which will be held directly. Mr. Weissman also owns 18,000,000 shares of Series B Preferred Stock which are not convertible without board of director approval and which have no voting rights. These shares will also be issued upon the closing of the Legal Life- UT acquisition.

(5)       Chief Operating Officer and Director of the Company. Includes 25,000,000 shares of Common Stock which will be issued upon the closing of the LLP-UT acquisition.

(6)       Director. Includes 500,000 shares of Series A Preferred Stock with 2,000 votes per share and is not convertible into Common Stock.

(7)   Vice-Presidents- Ms. Xavier, Mr. Davie and Mr. Benyair are to receive an aggregate of 300,000 shares of Common Stock of the Company. Pursuant to their employment agreements, the Company has the option to repurchase 200,000 of these shares during the first two years of employment. 20,000 shares vest immediately upon commencement of employment, and 80,000 shares vest on the first employment anniversary date.

(8)   Immediately prior to the closing of the transaction with Legal Life–UT, the Company has (a) 171,419 shares of common stock outstanding, plus the obligation to issue 360,000 additional shares of common stock to David Luther, which have been paid for but not yet issued, and (b) 20,000 shares of Series A Preferred Stock which have been awarded to Luther by the Board of Directors pursuant to a consulting agreement with Luther, but which have not yet been issued. Miscellaneous shareholders, including Luther, will hold an aggregate of 26,171,419 shares of Common Stock upon the closing of the Legal Life-UT acquisition. Figures and calculations in this table do not reflect: (i) The 360,000 Common Shares due Luther, as they are scheduled to be repurchased by the company upon the completion of the merger, (ii) 36,850 shares of common stock that may issued upon the exercise of Warrants at $50 per share, and (iii) an aggregate of 15 Million shares of common stock set forth in the agreement between the Company and Legal Life–UT that Legal Life–UT has determined are not deemed outstanding or issuable. It is possible that such determination may be challenged and such shares may ultimately have to be issued.

(9)       Assumes that investors will purchase the maximum number of Shares issuable in the Offering.

DESCRIPTION OF CAPITAL STOCK AND CONVERTIBLE SECURITIES

Common Stock

The Company is authorized to issue 500,000,000 shares of common stock $.001 par value. 77,071,419 shares of common stock will be the total issued and outstanding upon the closing of the Legal Life-UT acquisition. All of our outstanding shares of common stock will be fully paid and non-assessable. Each share of common stock is entitled to one vote. The holders of shares of common stock are entitled to receive dividends on a pro rata basis if and when declared by the Company's Board of Directors. The Company has never paid a dividend and does not anticipate doing so in the near future. Each Share is entitled to share ratably in any assets available for distribution to holders of equity securities upon the liquidation of the Company.

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Series A Preferred Stock

The Company is authorized to issue 20,000,000 shares of preferred stock $.001 par value. 1,020,000 shares of series A preferred stock will be the total issued and outstanding upon the closing of the Legal Life-UT acquisition. 500,000 shares of these series A preferred stock will be held by our Chief Executive Officer, Scott Weissman. 500,000 of these shares of series A preferred stock will be held by Farid Dallal, who is a Director of the Company. 20,000 shares will be held by David Luther, who has been a consultant to the company. All of our outstanding shares of series A preferred stock will be fully paid and non-assessable. Each share of series A preferred stock is entitled to 2,000 votes. The series A shares shall entitle the holders the right to vote, either together with holders of the Company’s common stock, or as a separate class of shares, on any matter upon which the shareholders of common stock of the Company may vote, including but not limited to any resolutions purporting to vary any of their rights or create any class of capital stock ranking in priority to them or effect any reorganization which would disadvantage the Shares relative to the shares of the Company’s common stock. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, the holder(s) of the series A shares shall not be entitled to receive any of the assets of the Company. Holders of series A shares are not entitled to receive dividends, whether in cash, property, or in securities of the Company, and are not able to convert such series A preferred stock into the Company’s common stock.

Series B Preferred Stock

The Company is authorized to issue 20,000,000 shares of preferred stock $.001 par value. 18,000,000 shares of series B preferred stock will issued and outstanding upon the closing of the Legal Life-UT acquisition and held by our Chief Executive Officer, Scott Weissman. All of our outstanding shares of series B preferred stock will be fully paid and non-assessable. Each share of series B preferred stock is entitled to 0 votes. The series B shares shall not entitle the holders the right to vote, either together with holders of the Company’s common stock, or as a separate class of shares, on any matter upon which the shareholders of common stock of the Company may vote. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, the holder(s) of the series B shares shall not be entitled to receive any of the assets of the Company. Holders of series B shares are not entitled to receive dividends, whether in cash, property, or in securities of the Company, and may only convert such series B preferred stock into the Company’s common stock with approval from the board of directors of the Company.

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TERMS OF THE OFFERING

Generally. We are offering a maximum of 38,000,000 Shares in this Offering. The maximum amount of Shares available for sale in this Offering represents 28.3% of the Company’s capital stock outstanding on a fully-diluted basis.

Offering Not Exclusive. The Shares offered hereby are not the exclusive means by which the Company may issue its securities in exchange for cash, property, services, forgiveness of debt, or otherwise and any such issuances may likely be made on terms and conditions substantially more favorable than the terms of this Offering.

Description of Shares. Each Share is entitled to one vote. The holders of Shares are entitled to receive dividends on a pro rata basis if and when declared by the Company's Board of Directors. The Company has never paid a dividend and does not anticipate doing so in the near future. Each Share is entitled to share ratably in any assets available for distribution to holders of equity securities upon the liquidation of the Company.

Accredited or Non-U.S. Investors Only. A purchase of the Shares involves significant risks and is suitable for certain investors only. Investors should consult with their own legal counsel, accountant, business advisor and/or purchaser representative concerning the suitability of purchase of the Shares. The Company has adopted minimum suitability standards limiting the sale of the Shares only to investors who are either (i) “accredited investors” as defined pursuant to Rule 501 of Regulation D under the Securities Act of 1933 (“Securities Act”), or (ii) not “U.S. Persons” as defined Pursuant to Rule 903 of Regulation S under the Securities Act. This standard represents a minimum requirement for investors and does not necessarily mean that the Shares are a suitable investment for any investor simply because such investor may meet this requirement.

Minimum Investment. There is no minimum investment. After payment of expenses of the Offering and commissions to placing agents, the remaining proceeds from sale of the Shares will inure to the benefit of the Company. Management anticipates that such expenses and commissions will, collectively, not exceed $1,050,000.

Required Representations. The Shares are being offered pursuant to an exemption from U.S. federal registration contained in Section 4(2) of the Securities Act and Rule 903 of Regulation S under the Securities Act. To assure compliance with the requirements of this exemption, investors may be

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required to furnish certain information to Legal Life Plans and to make certain representations and warranties to Legal Life Plans as to their domicile, net worth and taxable income. Prior to purchasing the Shares, investors will also be required to represent and warrant to Legal Life Plans that they possess such financial resources that they can satisfactorily bear the economic risks of the proposed investment for an indefinite period of time and that they can afford a complete loss of such investment. Investors further will be required to warrant to Legal Life Plans that their intent is to purchase the Shares solely for their own account, for investment purposes only, and not with a view toward their immediate resale or further distribution. Finally, each investor will be required specifically to (i) acknowledge receipt of this Memorandum, (ii) represent their conformance to the investor suitability standards required to purchase the Shares, and (iii) acknowledge their recognition of the risks involved in purchasing the Shares.

Subscription Agreement. Investors participating in this Offering will be required to execute the attached Subscription Agreement. The Subscription Agreement, together with a wire transfer, certified check, bank cashier’s check, money order, or a personal check for the appropriate amount of money as set forth in the Subscription Agreement must be tendered to Legal Life Plans prior to acceptance by Legal Life Plans.

RISK FACTORS

This Memorandum contains predictions, projections and other statements that are not statements of historical fact and are intended to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (collectively, “Forward Looking Statements”). Forward Looking Statements are included with respect to various aspects of the Company's strategy and operations, including but not limited to product development efforts, revenue sources and the Company's liquidity and profitability. Without limiting the foregoing, the words “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend” and other words of similar import are intended to identify Forward Looking Statements. In light of the significant uncertainties inherent in the Forward Looking Statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company or any other person that the objectives and plans of the Company will be achieved in any specific time frame or at all. Prospective investors in the Company should be aware that there can be no assurance of any return and that this investment involves a significant degree of risk. Prospective investors should consider, among others, the risk factors discussed below in addition to the other information set forth herein or incorporated herein by reference.

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Risks Relating to Our Company

Transaction with Legal Life – UT has not Closed

The business description herein is that of Legal Life –UT. In the event we are unable to close the transaction with Legal Life – UT then the Company will not have operations and will continue to be deemed a Shell company (as described herein). There is no guarantee that we will be able to close this transaction or if we do, that Legal Life –UT will be a successful business. The Company may elect to accept proceeds from this Offering and the aforementioned transaction might not close. In this case the proceeds may be used for investing in other opportunities identified by the Board of Directors.

Limited Operating History

Legal Life - UT has a limited operating history upon which an evaluation of the Company and its prospects may be based. We may encounter unforeseen difficulties and obstacles, including unanticipated costs, revenue growth that is slower than anticipated, and a slow acceptance by the market of our services and products. There can be no assurance that the Company will sustain profitability. The likelihood that the Company will succeed must be considered in light of the problems, expenses, and delays frequently encountered in connection with the development and growth of new businesses, as well as many other factors. Information regarding the Company's prior performance history is disclosed in this document and may not continue in the future. There is no assurance that prior results and growth rates will continue in the future.

Lack of Audit – Unaudited Financial Statements

We do not currently have any audited financial statements of Legal Life –UT for investors to review. The Company will be required to obtain audited financial statements before it can close the transaction to merge with Legal Life -UT. There is no guarantee that this audit will be completed in a timely basis or at all.

Since we are a relatively new business, investors have no basis to evaluate our ability to operate profitably. Our shell company was originally organized in 1991 and has had no revenues from operations since our inception. As a small company, we face all of the risks commonly encountered by other new businesses, including the lack of an established operating history, need for additional capital and personnel, and intense competition. We cannot assure you that our business plan will be successful.

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We are dependent upon receipt of additional working capital to fund our business plan. Our working capital at December 1, 2012 was insufficient to fund our business plan. We will require additional capital to continue our business operations. We will need to obtain additional financing from outside sources within the next 12 months in order to continue to fund our business needs. There is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to us. If we are unsuccessful in addressing these needs, we may cease our business activities. As a result, investors may lose all or a part of their investment.

Governmental laws and regulations may add to our costs or limit our activities. Our operations are affected from time to time in varying degrees by governmental laws and regulations. We may be required to make significant capital expenditures to comply with governmental laws and regulations. It is also possible that these laws and regulations may in the future add significantly to our operating costs or may significantly limit our activities. Legal Life Plans is subject to extensive and varied federal, state and local government regulation, including regulations relating to legal service plan insurance product offerings, including marketing and distribution thereof. Legal Life Plans operates its business in accordance with standards and procedures designed to comply with applicable insurance codes and regulations, including but not limited to state insurance laws and codes governing the offering and distribution of legal services plans to individuals and/or employers in applicable regulatory jurisdictions. However, if Legal Life Plans could not obtain, retain or replace applicable insurance underwriting and marketing contracts, insurance and/or agency licenses, bonds and/or permissions it would adversely affect Legal Life Plans’ operations and/or its ability to market or expand its products and services in certain regulated jurisdictions. Legal Life Plans may experience significant difficulties, delays or failures in obtaining required insurance underwriting contracts, licenses, permits or approvals in connection with the offering and distribution of its legal service plans in insurance regulated jurisdictions, and any such problems could delay or prevent the offering and/or distribution of its legal services plans within such insurance regulated jurisdictions.

Our operations and resources are not diversified. Our limited financial resources limit our ability to diversify our operations. The inability to diversify activities into more than one area will subject us to economic fluctuations within a particular business or industry and therefore increase the risks associated with our operations.

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We depend heavily upon our management. We are heavily dependent upon the skills, talents, and abilities of our management team to implement our business plan. The loss of the services of one of our executive officers would have a material adverse effect upon our business and financial condition.

We depend heavily upon outside advisors. To supplement the business experience of our employees, we employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. The selection of any such advisors will be made by us without any input from stockholders. Furthermore, it is anticipated that such persons may be engaged on an “as needed” basis without a continuing fiduciary or other obligation to us or the shareholders. In the event we consider it necessary to hire outside advisors, we may elect to hire persons who are affiliates, if they are able to provide the required services.

While we presently believe that we have adequate internal controls over financial reporting, we will be required to evaluate our internal controls under Section 404 of the Sarbanes-Oxley Act of 2002 annually and any adverse results from such evaluation could result in a loss of investor confidence in our financial reports and have a material adverse effect on the price of our Shares. Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, we have furnished a report by our management on internal controls for the fiscal year ended May 31, 2011. Such a report contains, among other matters, our assessment of the effectiveness of our internal controls over financial reporting, including a statement as to whether or not our internal controls are effective. This assessment must include disclosure of any material weakness in our internal controls over financial reporting identified by our management. While we believe our internal controls over financial reporting are effective as of the date of this report, there is no assurance that we can retain that control in the future, as our business expands. In addition, our evaluation of the effectiveness of our internal controls will be subject to audit by our independent registered accountants in the future and there is no assurance that they will agree with our assessment. If we are unable to maintain the effectiveness of our controls, or if our accountants do not agree with our assessment in the future, investors could lose confidence in our financial reports and our stock price may decline.

Because we do not have an audit or compensation committee, shareholders will have to rely on our Board of Directors, a member of which is also an executive officer and as such is not “independent” as

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defined by a national securities exchange, to perform these functions. We do not have an audit or compensation committee. These functions are performed by our Board of Directors as a whole and Four of the members of our Board do not meet the definition of “independent” under the rules of any national securities exchange. Since our current Board members include members of management, there is a potential conflict where this individual participates in discussions concerning management compensation and audit issues that may affect management decisions.

We provide for indemnification of officers and directors. The General Corporation Laws of the State of Delaware, provides for the indemnification of directors, officers, employees, and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers employees, or agents, upon such person’s promise to repay the Company therefore if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us.

The liability of our directors and officers is limited. The General Corporation Laws of the State of Delaware , exclude personal liability of directors and officers for monetary damages for breach of fiduciary duty except in certain specified circumstances. Accordingly, we will have a much more limited right of action against our directors and officers than otherwise would be the case. This provision does not affect the liability of any directors or officers under federal of applicable state securities laws.

Our business is speculative. The legal services industry is extremely competitive and the commercial success of any venture is often dependent on factors beyond the control of the Company. The Company may incur uninsured losses for liabilities which arise in the ordinary course of industry, or which are unforeseen. We cannot assure you that you will not lose your entire investment in the Company

We have no insurance underwriter. In thirty three (33) states and the District of Columbia, Legal Life Plans’ legal services plans are regulated as an insurance product, thereby requiring the Company to work with an insurance company partner to offer its legal services plans in such jurisdictions. At this time Legal Life Plans, Inc does not have a partner through which it can offer its services in such jurisdictions. Although the company believes it should be able to attract an underwriter for its legal

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plans, there is no guarantee that the company will be able to enter into an agreement with an insurance company partner, thereby decreasing the company’s ability to market its plan for the United States.

We are a development stage business and lack operating history. Legal Life Plans, Inc. is a new company with no operating history upon which an investor can evaluate its performance or its potential for success. The Company’s proposed business is subject to all business risks associated with new or early stage enterprises and its operations are subject to all of the risks inherent in the expansion of an early-stage business enterprise, including higher-than-expected expenses and uncertain revenues. The likelihood of the business’s success must be considered in light of the problems, expenses, difficulties, complications, and delays, frequently encountered in connection with new enterprises operating in a highly competitive industry. Legal Life Plans has had no profits to date, and there can be no assurance of future profits. As a result of the expansion stage nature of Legal Life Plans’ business and the fact that it will incur significant expenses in connection with its activities, Legal Life Plans can be expected to sustain operating losses for the foreseeable future. There can be no assurance that the company will operate profitably.

We have numerous competitive risks. Legal Life Plans will have to compete with some established and large, well-capitalized competitors. As a result, the Company may not be able to effectively capture the business of its target market, including but not limited to certain large and small employers and/or individual consumers. The legal cost reimbursement insurance industry and the related voluntary employee and consumer benefits business are both intensely competitive. While Legal Life Plans believes its products and services are sufficiently different from those of its competitors, the Company will be required to compete with national and regional service providers and with independent distributors of such service providers for market share, access to desirable distribution channels and recruitment of personnel. Legal Life Plans’ competitors have existed longer and have a more established market presence with substantially greater financial, marketing, personnel and other resources, than Legal Life Plans. No assurances can be given that Legal Life Plans will have the financial resources, distribution ability, and depth of key personnel or marketing expertise, to compete successfully in these markets.

We have intellectual property risks. Legal Life Plans is applying for certain common law trademark rights registrations. The Company believes that its trademarks and other proprietary rights are important to its success and its competitive position. Legal Life Plans therefore devotes appropriate

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resources to the protection of its trademarks and proprietary rights. The protective actions that Legal Life Plans takes or elects not to take, however, may not be enough to prevent unauthorized usage or imitation by others, which may cause Legal Life Plans to incur significant litigation costs and could harm its image or its brand or competitive position. To date, Legal Life Plans has not been notified that its trademarks or menu offerings infringe upon the proprietary rights of third parties, but Legal Life Plans cannot assure you that third parties will not claim infringement by it. Any such claim, whether or not it has merit, could be time-consuming, result in costly litigation, cause product delays or require Legal Life Plans to enter into royalty or licensing agreements. As a result, any such claim could have a material adverse effect on Legal Life Plans’ business, results of operations and financial condition.

We may not get approval from the Philippines Insurance Commission. Our migrant worker program may be regulated by Republic Act No. 9829, the Pre- Need Code of the Philippines (“Pre-Need Code”).  In the event that the Company's migrant worker program is regulated by the Pre-Need Code, we would need to obtain a license to sell or offer our pre-need plan.  We would be required to apply for an endorsement from the Licensing Division of the Insurance Commission in the Philippines, submit documentation, and we would need to have paid-in capital of at least US $2,222,222.  It is not certain that we will receive approval for our license from the Insurance Commission.

In addition, there is newly enacted legislation amending the Migrant Workers Act in the Philippines which requires that all manpower agencies provide certain types of compulsory insurance to all of their OFW’s. This amendment also sets certain guidelines for the insurance companies which sell the compulsory insurance. In particular, these companies must have been in business for a minimum of Five (5) years and have a net worth of the equivalent of approximately $14,000,000 USD. If our plans are deemed compulsory insurance then we would be forced to partner with or purchase a Philippine Company that meets the guidelines stated above. There can be no assurance that we would be able to establish a partnership with or purchase a qualified Philippine Company or that such purchase would be on terms that would be potentially profitable for the company.

We may not be able to comply with Insurance Guidelines. The Insurance Commission, the Department of Labor and Employment, and the National Labor Relations Commission in the Philippines have adopted certain Insurance Guidelines that directly affect our business. As noted, all migrant workers that have a recruitment agency must receive insurance from their recruitment agencies at no cost to the migrant worker. This required

43

insurance is to cover basic life insurance, accidental death, disability, and in case of injury or illness, visits by family, and repatriation, if necessary. The Legal Insurance offered by Legal Life Plans is not currently required under the law, but may be sold as part of the insurance package.

In addition, there are insurance companies in the Philippines that have been issuing these types of plans to migrant workers, and which have established business and name recognition in the Philippines. There can be no assurance that we will be able to gain market share from the companies who have greater resources and more recognizable names in the Philippines.

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Risks Related to the Offering and Our Shares

Investing in the company is a highly speculative investment and could result in the loss of your entire investment.

A purchase of the Shares is significantly speculative and involves significant risks.  The Shares should not be purchased by any person who cannot afford the loss of his or her entire purchase price.  The business objectives of the Company are also speculative, and we may be unable to satisfy those objectives.  The stockholders of the Company may be unable to realize a substantial return on their purchase of the Shares, or any return whatsoever, and may lose their entire investment in the Company.  For this reason, each prospective purchaser of the Shares should read this Memorandum and all of its exhibits carefully and consult with their attorney, business advisor and/or investment advisor.

We are not required to raise a minimum amount in this Offering. We do not have a minimum amount we must raise in order to accept proceeds in this offering. We may only raise a minimum of capital, which would leave us with insufficient capital to implement our business plan, which may result in a complete loss of your investment in the Company unless we are able to raise the required capital from alternative sources. We cannot assure you that alternative capital or financing would be available.

This is a best efforts, any-and-all offering.

The Shares are being offered on a “best efforts-any and all” basis. There is no minimum dollar amount of the Shares which is required to be sold in this Offering before the Company may use the proceeds. Funds tendered by prospective purchasers will not be placed in escrow, but will be available for use by the Company immediately upon acceptance, for the purposes and in the amounts as estimated in this Memorandum. Lack of an escrow arrangement could cause some risk to the initial investors in the event that insufficient capital is raised in the offering. No person has agreed to purchase any of the Shares offered hereby. No assurance can be given that all, or even a substantial portion, of the Shares will be sold in this Offering. Each investor's subscription may be closed as received and approved. If only a small number of Shares are sold, the Company's ability to accomplish its business objectives could be materially and adversely affected. See “Use of Proceeds.”

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If the Company fails to raise adequate funds in this Offering, it will require additional capital in order to implement its business strategy.

The Company is conducting this Offering on a “best efforts” basis without a minimum amount required. If the Company is not successful in raising at least a substantial portion of the gross amount it is seeking in this Offering, the Company will be required to seek additional financing sooner than anticipated and will not be able to pursue its complete business strategy or meet its operating plan. If additional capital is required, there is no assurance that the Company will be able to do so on commercially reasonable terms, if at all. No commitment for any additional financings exists at the present. See “Use of Proceeds.”

You may suffer dilution in the Company. The Shares offered hereby are not the exclusive means by which the Company may issue its securities in exchange for cash, property, services, forgiveness of debt, or otherwise and any such issuances may likely be made on terms and conditions substantially more favorable than the terms of this Offering. Accordingly, any such other securities issued by the Company not in connection with this Offering may significantly dilute your equitable interest. Furthermore, the board of directors of the Company may create various series of preferred stock (“Blank Check Preferred”) with different characteristics as authorized by its articles of incorporation. Any issuance of Blank Check Preferred stock will dilute the shareholders' interest and voting percentage in the Company.

Our Chief Executive Officer will hold a controlling beneficial interest in the voting shares of the Company which will limit your ability to influence the outcome of any shareholder vote. Our Chief Executive Officer, Scott Weissman, will beneficially hold a controlling interest in the voting shares of the Company upon completion of the anticipated reverse merger noted elsewhere in this memorandum. Consequently, Mr. Weissman may unilaterally determine the election of our Board of Directors and, therefore, the direction of our business. Under our Articles of Incorporation, the vote of a majority of the Shares outstanding is generally required to approve most shareholder action. As a result, Mr. Weissman will be able to control the outcome of shareholder votes for the foreseeable future, including votes concerning the election of directors, amendments to our Articles of Incorporation or proposed mergers or other significant corporate transactions. Shareholders should be aware that they may have limited ability to influence the outcome of any vote in the future.

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Since there is presently a limited trading market for our Shares, purchasers of our Shares may have difficulty selling their Shares, should they desire to do so. Due to a number of factors, including the lack of listing of our Shares on a national securities exchange, the trading volume in our Shares is limited. As a result, the sale of a significant amount of Shares may depress the price of our Shares and you may lose all or a portion of your investment.

Since our Shares are not presently listed on a national securities exchange, trading in our Shares is subject to rules governing “penny stocks,” which impairs trading activity in our Shares. Our Shares are subject to rules adopted by the SEC regulating broker-dealer practices in connection with transactions in penny stocks. Those disclosure rules applicable to penny stocks require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized disclosure document required by the SEC. These rules also require a cooling off period before the transaction can be finalized. These requirements may have the effect of reducing the level of trading activity in any secondary market for our Shares. Many brokers may be unwilling to engage in transactions in our Shares because of the added disclosure requirements, thereby making it more difficult for stockholders to dispose of their Shares.

Since our Company is considered a "Shell" without operations and assets, the Shares from this Offering will be restricted from sale or transfer until the restrictive legend is removed by a registration statement filed by the Company or from Rule 144 registration exemption. Rule 144 will only be available to remove the restrictive legend from stock certificates one year from the date that the Company reports that it is no longer a "Shell" and upon significant non-cash assets being deposited and/or operations beginning within the Company. The Shares will be illiquid as long as the stock certificates have a restrictive legend affixed.

Issuances of our stock in the future could dilute existing shareholders and adversely affect the market price of our Shares. We have the authority to issue up to 500,000,000 shares of common stock, and to issue options and warrants to purchase Shares without stockholder approval. Because our Shares are not currently listed on a national securities exchange, we are not required to solicit shareholder approval prior to issuing large blocks of our stock. These future issuances could be at values substantially below the price paid for our Shares by our current shareholders. In addition, we could issue large blocks of our Shares to fend off unwanted tender offers or hostile takeovers without further stockholder approval.

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Because there is presently no active trading market for our Shares, the issuance of our Shares in this Offering and to other persons may have a disproportionately large impact on its price compared to larger companies.

We have never paid dividends on our Shares and we do not anticipate paying any in the foreseeable future. We have not paid dividends on our Shares to date, and we may not be in a position to pay dividends for the foreseeable future. Our ability to pay dividends will depend on our ability to successfully develop our business plan and generate revenue from operations. Further, our initial earnings, if any, will likely be retained to finance our operations. Any future dividends will depend upon our earnings, our then-existing financial requirements and other factors, and will be at the discretion of our Board of Directors.

We have unidentified risks associated with this Offering. The risks listed above are not a complete list of the potential risks facing the company proposed business. Management realizes that there may exist significant risks yet to be recognized or encountered to which it may not be able to effectively respond. There can be no assurance that management will be successful in addressing the listed risks or future potential risks, and any failure to do so could have a material and adverse effect on the company’s business, financial condition, and results of operations.

The terms of this Offering, including the price of the Shares, have been arbitrarily chosen by the Company and may not be indicative of future market prices.

The price in this Offering was not established in a competitive market, but was determined by the Company. The price in this Offering bears no relationship to our assets, book value, historical results of operations or any other established criterion of value, and may not be indicative of the fair value of the Common Stock. The trading price, if any, of the Common Stock that will prevail in any market that may develop in the future may be higher or lower than the price you pay in this Offering.

The public market may not agree with or accept the Company’s determination of the price per Share in this Offering, in which case investors may not be able to sell their Shares at or above the price in this Offering, thereby resulting in losses on sale. If the Company’s Shares do become publicly traded in the future, the market price of the Common Stock may fluctuate significantly in response to factors, some of which are beyond the Company’s control, such as the announcement of any clinical trial results, regulatory actions, new products or product enhancements by the Company

48

or its competitors, quarterly variations in the Company’s and its competitors’ results of operations, changes in earnings estimates or recommendations by securities analysts, developments in the Company’s industry, and general market conditions and other factors, including factors unrelated to the Company’s own operating performance or the condition or prospects of the Company’s industry.

Further, the stock market in general, and securities of small-cap companies in particular, have recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of the Common Stock in the future, which could cause a decline in the value of the Common Stock. You should also be aware that price volatility might be higher if the trading volume of the Common Stock is low.

Investors may be liable as underwriters for selling or distributing the securities purchased in this Offering.

Investors purchasing Shares in this Offering with a view to selling or otherwise distributing those securities may be considered to be underwriters, subjecting the investors to potential liability under Section 11 of the Securities Act. Further, if deemed an underwriter, the investor could not rely on Rule 144 of the Securities Act to sell or otherwise distribute the securities purchased in the Offering. Additionally, if an investor is considered an underwriter and seeks to sell or otherwise distribute the securities purchased in the Offering, then the investor would be obligated to deliver a prospectus required by the rules promulgated under the Securities Act.

No Investor Counsel

Counsel has not been retained to represent the Purchasers of Common Stock in this Offering. Prospective Purchasers are urged to consult with their own counsel and retain their independent services as deemed necessary.

The Shares may not be a suitable investment.

The Shares may not be a suitable investment for every investor; thus, we advise Investors to consult their investment, tax and other professional financial advisors before deciding whether to invest. The characteristics of the Shares, including the conversion and interest rate, may not satisfy an Investor's investment objectives. The Shares may not be a suitable investment for an Investor based on their ability to withstand a loss of interest or principal or other aspects of the Investor's financial situation, including their income, net worth, financial needs, investment risk profile,

49

return objectives, investment experience and other factors. Before deciding whether to purchase the Shares, each Investor should consider their investment allocation with respect to the amount of its contemplated investment in the Shares in relation to its other investment holdings and the diversity of those holdings.

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ADDITIONAL INFORMATION

Requests for additional information should be directed to the representative of Legal Life Plans at the address and telephone number listed below. We will make available to each investor the opportunity to ask questions of and receive answers from the Company’s officers or directors concerning the terms and conditions of this Offering and will provide each investor the opportunity to obtain additional information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense. Additionally, the following documents are available for review upon written request: Articles of Incorporation and Bylaws. Requests for additional information should be directed to the following address:

Legal Life Plans, Inc.

Attn: Scott Weissman, Chief Executive Officer

2900 North Military Trail, Ste 107

Boca Raton, FL 33431,

Phone: (561) 672-7300, FAX: (561) 756-8068

Cell: (786) 424-9619

scottweissman@legalplanprovider.com

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EXHIBIT A – SUBSCRIPTION AGREEMENT

LEGAL LIFE PLANS, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is entered into as of the date of acceptance set forth below (the “Acceptance Date”) by and between LEGAL LIFE PLANS, INC., a corporation organized under the laws of the state of Delaware, USA (the "Company"), and the undersigned, __________________________ (hereafter, the "Undersigned").

1. Subscription. The Undersigned hereby subscribes to purchase ___________________ Shares of Common Stock of the Company (“Shares”). The purchase price of the Shares is _______________ Dollars ($______) per Share. The Undersigned hereby tenders to the Company the amount of ____________________ Dollars $___________________________ (the "Invested Amount") in exchange for these Shares. The Undersigned acknowledges that this Agreement is subject to acceptance, in full or in part, by the Company. If this Agreement is rejected, the Company shall promptly return to the Undersigned the Invested Amount submitted to the Company with this Agreement without interest or deduction.

2. Warranties of Company. The Company hereby represents and warrants that:

(a) The issuance of the Shares to the Undersigned upon the terms and conditions set forth herein has been authorized by all requisite corporate action; and

(b) The Company is a corporation validly formed and existing in good standing as of the date hereof in the state of Delaware.

3. Investment Intent. The Undersigned represents that it is acquiring the Shares hereunder for investment and not with a view to the sale or other distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that the Undersigned has no present intention of selling or otherwise disposing of all or any portion of the Shares (collectively, the “Securities”). The Undersigned represents that it is acquiring the Securities for the Undersigned's own account and that no one else has any beneficial ownership in the Shares to be acquired hereby.

4. Investment Risks. The Undersigned acknowledges that:

(a) There are substantial risks incident to the acquisition of the Securities, and the Undersigned recognizes the speculative nature and risks of loss associated with investments of this type; and

(b) The Company has a very limited financial and operating history and has yet to achieve a profit.

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5. Securities Law Restrictions on Transfer. The Undersigned acknowledges that:

(a) In reliance upon the representations and warranties set forth herein, none of the Securities have been registered under federal law with the United States Securities and Exchange Commission ("SEC") or under applicable state law registration requirements and, accordingly, may not be offered, sold, or otherwise transferred, except in compliance with the applicable federal and state law;

(b) The Undersigned must bear the economic risk of the Undersigned's investment in the Securities indefinitely, unless the Securities are registered pursuant to the Securities Act and applicable state law or, in the opinion of counsel in the form and substance satisfactory to The Company, an exemption from the registration requirement is available;

(c) The Undersigned cannot be assured that any exemption from the registration requirement of the Securities Act and applicable state law will be available should the Undersigned desire to transfer any of the Securities, and, therefore, the Undersigned may not be able to dispose of or otherwise transfer the Securities under the circumstances, in the amounts, or at the times proposed by the Undersigned;

(d) Rule 144 promulgated by the SEC under the Securities Act, which provides for certain limited, routine sales of unregistered securities, may not be available with respect to the Securities, and the Company is presently under no obligation to furnish the information that might be necessary to enable the Undersigned to sell any of the Securities under Rule 144;

(e) Only the Company may file a registration statement with the SEC, and the Company is under no obligation to do so with respect to any of the Securities; and

(f) The Undersigned understands that the Securities will each bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE AND SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

6. Legal Life Plans, Inc. Private Placement Memorandum. The Undersigned represents that it has received a copy of the Legal Life Plans, Inc. Private Placement Memorandum, dated January 2013, concerning the operations and prospects of the Company, and that the Undersigned has read and understands the contents thereof.

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7. Access to Information; Independent Investigation. The Undersigned, in making the decision to purchase the Shares, has relied upon independent investigations made by him or his representative, if any, and the Undersigned or his representative have, prior to any sale to the Undersigned, been given access and the opportunity to ask questions of and to receive answers from, the Company or any person acting on its behalf concerning the books and records of the Company, all material contracts and documents of the Company, and the terms and conditions of the transactions contemplated by this Agreement. The Undersigned or his representative have been furnished with all materials relating to the business, finances, and operation of the Company and the Undersigned or his representative has received complete and satisfactory answers to any and all inquiries relating thereto.

8. Accredited Investor. The Undersigned represents that the Undersigned is an "accredited investor" in that the Undersigned meets one of the specific standards set forth in Rule 501 of Regulation D of the Securities Act and generalized below (please check applicable box):

☐	A natural person whose individual net worth or joint net worth with that person's spouse at the time of the purchase, EXCLUDING THE VALUE OF SUCH PERSON’S PRINCIPAL RESIDENCE, exceeds $1,000,000;

☐	A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	A company or trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

☐	An entity in which all of the equity owners are accredited investors (i.e. meet one of the three criteria above).

9. Residence or Domicile. The Undersigned represents that the Undersigned's address of principal residence (for individual purchasers) or principal office (for non-individual purchasers) is as follows:

Street Address

City	State/Country	Postal Code
( )	/( )
Tel. No	Fax No.

10. Execution of Subscription Agreement. The Undersigned represents that the Undersigned has executed this Agreement either personally or by its duly authorized representative and that the information that the Undersigned has provided herein is both accurate and complete.

11. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements or understandings with respect to the subject matter hereof.

12. Amendments. This Agreement may be amended only in a writing that refers to this Agreement and that it is signed by both parties hereto.

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13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Undersigned or its duly authorized representative has executed this Agreement on the date set forth on the attached signature page.

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Signature Page to Subscription Agreement with

LEGAL LIFE PLANS, INC.

SIGNATURE OF INDIVIDUAL INVESTOR

Date	Name (please print)

Social Security No.	Signature

SIGNATURES OF JOINT INVESTORS

Date	Name (please print)

Social Security No.	Signature

Date	Name (please print)

Social Security No.	Signature

Invested Amount: $ _________________________

Wiring Instructions: Remit to: LEGAL LIFE PLANS, INC.

Account Name: Legal Life Plans Inc.
2900 North Military Trail, Ste. 107
Boca Raton, FL, 33431

Account Number: 993995224
Transit Number: 267084131
Swift Code: CHASUS33
Bank Name: Chase Bank
5950 Glades Rd. , Boca Raton, FL 33431
Bank Contact: Brian Heilig , Phone: 561-395-0795

Subscriber hereby directs that the Shares be held as follows (check one):

____ Individual Ownership

____ Joint Tenants with right of Survivorship

____ Tenants in Common

____ Other (specify): ________________________________

ACCEPTANCE BY THE COMPANY

This Subscription Agreement is hereby accepted by LEGAL LIFE PLANS, INC. as of __________________________, ________ (the "Acceptance Date").

By:

Its:

A-6

Signature Page to Subscription Agreement with

LEGAL LIFE PLANS, INC.

SIGNATURE OF ENTITY INVESTOR

____________________ ___	_ __________________________________________
Date	Entity Name

____________________ ___
Title of Authorized Representative	Name of Authorized Representative

________________________________________________
Signature

Invested Amount: $ _________________________

Wiring Instructions: Remit to: LEGAL LIFE PLANS, INC.

Account Name: Legal Life Plans Inc.
2900 North Military Trail, Ste. 107
Boca Raton, FL, 33431

Account Number: 993995224
Transit Number: 267084131
Swift Code: CHASUS33
Bank Name: Chase Bank
5950 Glades Rd. , Boca Raton, FL 33431
Bank Contact: Brian Heilig , Phone: 561-395-0795

ACCEPTANCE BY THE COMPANY

This Subscription Agreement is hereby accepted by LEGAL LIFE PLANS, INC. as of __________________________, __________ (the "Acceptance Date").

By:

Its:

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EXHIBIT B – INVESTOR QUESTIONNAIRE FOR ENTITIES

LEGAL LIFE PLANS, INC.

INVESTOR SUITABILITY QUESTIONNAIRE FOR ENTITIES

To:	Prospective Purchaser of LEGAL LIFE PLANS, INC. (the "Company") Securities

Federal and state securities laws require that the Company issue its securities only to individuals and entities that meet certain qualifications.

The purpose of this Questionnaire is to elicit certain information from entities considering the purchase of the Company's securities. The information provided will be used and relied upon by the Company to determine whether federal and state securities laws allow the Company to offer and sell its securities to such entities. This Questionnaire is not an offer to sell securities.

All answers will be kept as confidential as possible. However, this Questionnaire may be shown to such persons as the Company deems appropriate to establish its entitlement to a private offering or other exemption under federal and state securities laws.

If any questions arise in answering this Questionnaire, please contact Scott Weissman, Chief Executive Officer, at 2900 North Military Trail, Ste. 107, Boca Raton, FL, 33431. Ph: (561) 672-7300, Fax (561) 756-8068. After the Questionnaire is completed, please return it to the Company at the above address.

Please Print or Type

PLEASE ANSWER ALL QUESTIONS COMPLETELY AND EXECUTE

THE SIGNATURE PAGE

B-2

INVESTOR QUESTIONNAIRE FOR ENTITIES

(All questions in this Questionnaire refer to the entity considering an investment in the Company and not to the individual completing this Questionnaire on behalf of such entity.)

1)	Name of prospective purchaser:

Name in which investment is to be registered, if different:

2)	Nature of Entity:

	□ Corporation	□	Trust
	□ General Partnership	□	IRA
	□ Limited Partnership	□	Other:

State and date of legal formation:

If entity is a trust, name of trustee(s):

3)	Address:		Mailing Address (if different):

Telephone: ( )_______________________

Nature of Business: ________________

4)	Send correspondence to:

(Name)

(Title)

Telephone: ( )_______________________

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5)	Please indicate whether the prospective purchaser is described by one or more of the following categories:

□	a.	National or state bank or savings and
		loan association:	Yes	No

If yes, give jurisdiction under
which it is chartered: _____________________
□	b.	A broker or dealer registered under
		Section 15 of the Securities Act of 1934:	Yes	No
□	c.	Insurance company:	Yes	No
□	d.	Investment company registered
		under Investment Company Act of 1940:	Yes	No
□	e.	Business Development Company as
defined in the Investment Company Act
		of 1940:	Yes	No
□	f.	Licensed Small Business
		Investment Company:	Yes	No

If yes, give license number: _____________________
□	g.	Employee benefit plan under ERISA:

If yes, is the investment decision
being made by a plan fiduciary which is
a bank, insurance company or registered
		investment advisor?	Yes	No

Does the plan have total assets
		in excess of $5,000,000?	Yes	No

If self-directed, are the investment
decisions made by “accredited investors”
as defined in Rule 501(a) of the
		Securities Act of 1933?	Yes	No
□	h.	Private business development company
As defined in Investment Advisers
		Act of 1940:	Yes	No
□	i.	Charitable tax exempt organization
Under Section 501(c)(3) of Internal
Revenue Code (whether or not IRS
ruling obtained) with total assets in
		excess of $5,000,000:	Yes	No
□	j.	Any trust with total assets in excess
of $5,000,000 that is not formed for the
specific purpose of making this investment
and whose purchase is directed by a
“sophisticated person” as described in
Rule 506(b)(2)(ii) under the Securities
		Act of 1933:	Yes	No

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□	k.	Any entity in which all of the investors
Are “accredited investors” as defined in
		Rule 501(a) of the Securities Act of 1933:	Yes	No

6)	Current net worth of the prospective purchaser: $

If the prospective purchaser is an investment general partnership that was not formed for the specific purpose of acquiring the securities in this offering, in addition to providing the net worth of the partnership, please provide the aggregate net worth of its general partners. If the prospective purchase is a trust, please provide the net worth of the trust itself.

7)	List below examples of equity investments made by the prospective purchaser over the past three years:

	Form of investment	Type
	(corporate securities,	(technology,	Approx.
	limited partnership	industrial,	amount
	interests, etc.)	real estate, etc.)	Invested

8)	Does the prospective purchaser, or its officers, directors, controlling shareholders or general partners have a pre-existing relationship with the Company, or any officer, director, or controlling shareholder of the Company, of such a nature as to be able to assess the character, business acumen and general business and financial circumstances of the Company or such person? If so, please describe the nature, duration and extent of any such relationship.

9)	Is the prospective purchaser, or its officers, directors, controlling shareholders or general partners related or otherwise connected with any other individual or entity potentially purchasing the
Company's securities in this transaction? If so, please explain.

10)	A Purchaser Representative is an advisor, broker, attorney or other individual who is not affiliated with or compensated by the Company and who will investigate and advise the prospective

B-5

purchaser regarding the advantages of this investment. Has the prospective purchaser used or does it intend to use a Purchaser Representative to aid it in evaluating the merits and risks of this investment? If so, please give name, address and phone number of such person.

11)	Does the prospective purchaser (or if a Purchaser Representative is identified in No. 10 above, the prospective purchaser and its representative) have sufficient business and investment experience to evaluate the merits and risks of the prospective investment and to protect its interests in connection with this offering? If so, please explain.

12)	Was the prospective purchaser presented with or solicited by any publicly circulated or available newspaper, mail, radio or television, or any other form of general advertising, or is it aware of or did any of its agents or representatives attend any seminar open to the public, in connection with the offering of any securities by the Company? If so, please explain:

B-6

13)		Does the prospective purchaser further represent as follows?

□	a.	Any purchase of securities of the Company will be solely for its own account and will not be made with a view to, or for sale in connection with, any distribution of such securities.
		Yes	No

□	b.	It (and if the prospective purchaser is a trust, its beneficiaries) has adequate means of providing for its current needs and future contingencies. Any securities acquired by it will be acquired for investment and it has no need in the foreseeable future for liquidity in any investment in the Company.
		Yes	No

□	c.	It (and if the prospective purchaser is a trust, its beneficiaries) is (are) able to bear the economic loss of the full amount of its investment in the Company.
		Yes	No

□	d.	The prospective purchaser was not formed for the specific purpose of purchasing securities of the Company.
		Yes	No

If the answer to d. is "Yes", what are the other purposes of the prospective purchaser?

Name of Prospective Purchaser

By:
Signature of Representative

Name of Representative – please print

Title of Representative

Date

EXHIBIT C – INVESTOR QUESTIONNAIRE FOR INDIVIDUALS

LEGAL LIFE PLANS, INC.

INVESTOR SUITABILITY QUESTIONNAIRE FOR INDIVIDUALS

To: Prospective Purchaser of LEGAL LIFE PLANS, INC. (the "Company") Securities

Federal and state securities laws require that the Company issue its securities only to individuals and entities that meet certain qualifications.

The purpose of this Questionnaire is to elicit certain information from individuals considering the purchase of the Company's securities. The information provided will be used and relied upon by the Company to determine whether federal and state securities laws allow the Company to offer and sell its securities to such purchasers. This Questionnaire is not an offer to sell securities.

All answers will be kept as confidential as possible. However, this Questionnaire may be shown to such persons as the Company deems appropriate to establish its entitlement to a private offering or other exemption under federal and state securities laws.

If any questions arise in answering this Questionnaire, please contact Scott Weissman, Chief Executive Officer, at Legal Life Plans, Inc. 2900 North Military Trail, Ste. 107, Boca Raton, FL, 33431, Ph: (561) 672-7300, Fax (561) 756-8068. After the Questionnaire is completed, please return it to the Company at the above address.

Please Print or Type

PLEASE ANSWER ALL QUESTIONS COMPLETELY AND EXECUTE

THE SIGNATURE PAGE

INVESTOR QUESTIONNAIRE FOR INDIVIDUALS

1.	Name of Prospective Purchaser:

	A.	Please print your name:

	B.	Please print your spouse's name (if any):

	C.	Please write the name(s) in which the investment is to be held:

2.	Domicile and Residence:

	A.	Where is your principal place of residence?

B.
Please identify any other state or country where you own a residence, are registered to vote, pay income taxes or hold a driver's license, and describe your connection with such state or country:

3.	Net Worth:

	A.	Approximate Net Worth NOT INCLUDING THE VALUE OF YOUR PRINCIPAL
RESIDENCE (in USD) * [Check One]

Under $200,000

$200,000 — $500,000

$500,000 — $1,000,000

Over $1,000,000

	*	As used herein the term "net worth" means total assets in excess of total liabilities, and includes the net worth of your spouse.

	B.	Approximate US dollar amount of net worth represented by principal residence:
$

	C.	What percentage of your net worth is represented by your proposed investment in the Company?

less than 10%

10 — 20%

more than 20%

4.	Individual income for preceding two taxable years:

[Check one for each year for both yourself and your spouse (if any) and indicate year to which it applies]

		Yourself	Spouse (if any)

Under $50,000

$50,000 to $100,000

$100,000 to $150,000

$150,000 to $200,000

Over $200,000

5.	Estimated expected individual income for current taxable year:

[Check one for each year for both yourself and your spouse (if any) and indicate year to which it applies]

		Yourself	Spouse (if any)

Under $50,000

$50,000 to $100,000

$100,000 to $150,000

$150,000 to $200,000

Over $200,000

6.	Prior investment experience:

	A.	Please indicate the frequency of your investment in publicly traded securities in the last three years (Check One Box):
□ 5 or more
□ 1 or more but fewer than 5
□ None

	B.	Please indicate the frequency of your investment in securities in which no market is made in the last three years (Check One Box):
□ 5 or more
□ 1 or more but fewer than 5
□ None

	C.	Please indicate the frequency of your investment in oil and gas, real estate, research and development or other tax-shelter type investments in the last three years (Check One Box):
□ 5 or more
□ 1 or more but fewer than 5
□ None

7.	Please describe your educational background:

8.	Do you have a pre-existing personal or business relationship with the Company, or any officer, director, or controlling shareholder of the Company, of such a nature as to allow you to assess the character, business acumen and general business and financial circumstances of the Company or such person? If so, please describe the nature, duration and extent of any such relationship.

9.	Are you related or otherwise connected with any other individual or entity associated with the
Company or potentially purchasing the Company's securities? If so, please explain.

10.	A Purchaser Representative is an advisor, broker, attorney or other individual who is not affiliated with or compensated by the Company and who will investigate and advise you regarding the advantages of this investment. Have you used or do you intend to use a Purchaser Representative to aid you in evaluating the merits and risks of purchasing securities of the Company? If so, please give the name, address and phone number of such person.

11.	Do you believe that you (or if a Purchase Representative is identified in No. 10 above, you and your representative) have sufficient business and investment experience to enable you to evaluate the merits and risks of holding securities of the Company and to protect your interests in connection with this transaction? If so, please explain.

12.	Do you further represent as follows?

	A.	Any receipt of securities of the Company will be solely for your own account and will not be made with a view to, or for sale in connection with, any distribution of such securities.
Yes No

	B.	You have adequate means of providing for your current needs and future contingencies.
Any securities acquired by you will be acquired for investment and you have no need in the foreseeable future for liquidity in any investment in the Company.
Yes No

	C.	You are able to bear the economic loss of the full amount of your investment in the
Company.
Yes No

I certify that this Questionnaire is complete and correct. I understand that the Company is relying on the above to determine my suitability as a potential investor in the Company under applicable securities laws. I will notify the Company of any significant changes in the information contained above.

Name of Purchaser

Signature

Date